As filed with the Securities and Exchange Commission

On November 1, 2004

Registration No. 333-74295; 811-09253

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 77	☒

And

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 78	☒

WELLS FARGO FUNDS TRUST

(Exact Name of Registrant as specified in Charter)

525 Market Street

San Francisco, CA 94105

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 643-9691

C. David Messman

Wells Fargo Funds Management, LLC

525 Market Street, 12th Floor

San Francisco, CA 94105

(Name and Address of Agent for Service)

With a copy to:

Robert M. Kurucza, Esq.

Marco E. Adelfio, Esq.

Morrison & Foerster LLP

2000 Pennsylvania Ave., N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to Rule 485(b), or
☐	60 days after filing pursuant to Rule 485(a)(1), or
☐	on pursuant to Rule 485(a)(1)
☐	75 days after filing pursuant to Rule 485(a)(2), or
☐	on pursuant to Rule 485(a)(2)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 77 to the Registration Statement of Wells Fargo Funds Trust is being filed to add the audited financial statements and certain related financial information for the fiscal year ended June 30, 2004 for the California Limited Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, National Limited Term Tax-Free Fund, National Tax-Free Fund and Nebraska Tax-Free Fund, and to make certain other non-material changes to the prospectuses and statement of additional information for these funds.

WELLS FARGO FUNDS TRUST

Cross Reference Sheet

Form N-1A Item Number

Part A	Prospectus Captions
1	Front and Back Cover Pages
2	Objectives
Principal Strategies
Summary of Important Risks
3	Summary of Expenses
Example of Expenses
4	Objectives
Principal Strategies
Summary of Important Risks
See Individual Fund Summaries
Additional Strategies and General Investment Risks
5	Not applicable
6	Organization and Management of the Funds
7	Your Account
How to Buy Shares
How to Sell Shares
Income and Gain Distributions
Taxes
8	Not Applicable
9	See Individual Fund Summaries

Part B	Statement of Additional Information Captions
10	Cover Page and Table of Contents
11	Capital Stock
Cover Page
12	Cover Page
Investment Policies
Additional Permitted Investment Activities and Associated Risks
13	Management
14	Capital Stock
15	Management
Additional Purchase and Redemption Information
16	Portfolio Transactions
17	Capital Stock
18	Determination of Net Asset Value
Additional Purchase and Redemption Information
19	Federal Income Taxes
20	Management
21	Performance Calculations
22	Financial Information

Part C	Other Information
23-30	Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

Prospectus

Wells Fargo California Limited Term Tax-Free Fund

Wells Fargo California Tax-Free Fund

Wells Fargo Colorado Tax-Free Fund

Wells Fargo Minnesota Tax-Free Fund

Wells Fargo National Limited Term Tax-Free Fund

Wells Fargo National Tax-Free Fund

Class A, Class B, Class C

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

November 1, 2004

Table of Contents Tax-Free Funds

Tax-Free Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

California Limited Term Tax-Free Fund	Seeks current income exempt from federal income tax and California individual income tax.

California Tax-Free Fund	Seeks current income exempt from federal income tax and California individual income tax.

Colorado Tax-Free Fund	Seeks current income exempt from federal income tax and Colorado individual income tax.

Minnesota Tax-Free Fund	Seeks current income exempt from federal income tax and Minnesota individual income tax.

National Limited Term Tax-Free Fund	Seeks current income exempt from federal income tax.

National Tax-Free Fund	Seeks current income exempt from federal income tax.

4	Tax-Free Funds Prospectus

PRINCIPAL STRATEGIES

We invest in investment-grade California municipal securities. We may buy municipal securities of any maturity length, but we invest substantially all of the Fund’s total assets in securities with remaining maturities of less than 10 years. We have some flexibility in setting the portfolio’s dollar-weighted average maturity. Under normal circumstances, the expected average duration of the Fund’s portfolio will be from 1 to 5 years.

We invest in investment-grade California municipal securities of varying maturities. Under normal circumstances, we invest substantially all of the Fund’s total assets in securities with remaining maturities of 2 to 10 years (intermediate-term) or 10 years or longer (long-term). We have some flexibility in setting the portfolio’s dollar-weighted average maturity.

We invest in investment-grade Colorado municipal securities of varying maturities. Under normal circumstances, the Fund’s average portfolio maturity will be greater than 10 years. The Fund’s average portfolio maturity may reach or exceed 20 years. We emphasize investments in municipal securities that pay interest income.

We invest in Minnesota municipal securities of varying maturities. There are no restrictions on the Fund’s average portfolio maturity. Under normal circumstances, the Fund’s dollar-weighted average maturity will be greater than 10 years. The Fund’s average portfolio maturity may reach or exceed 20 years. We emphasize investments in municipal securities that pay interest income.

We invest in investment-grade municipal securities. Under normal circumstances, we maintain the Fund’s dollar-weighted average maturity between 1 and 5 years. We emphasize investments in municipal securities that pay interest income.

We invest in investment-grade municipal securities. Under normal circumstances, we maintain the Fund’s dollar-weighted average maturity between 10 and 20 years. We emphasize investments in municipal securities that pay interest income.

Tax-Free Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 19;

•	the “Additional Strategies and General Investment Risks” section beginning on page 44; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Municipal Securities

The Funds invest in municipal securities that rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects.

Although we strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal alternative minimum tax (“AMT”), some income earned by Fund investments may be subject to such taxes.

The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

Non-Diversification

The Funds are generally considered non-diversified according to the Investment Company Act of 1940, as amended (“1940 Act”). The majority of the issuers of the securities in a Fund’s portfolio, with the exception of the National Limited Term Tax-Free Fund and National Tax-Free Fund, are located within one state. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or that spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio. The National Limited Term Tax-Free Fund and the National Tax-Free Fund are considered to be diversified. All other funds in this Prospectus are considered to be non-diversified.

6	Tax-Free Funds Prospectus

FUND	SPECIFIC RISKS

California Limited Term Tax-Free Fund and California Tax-Free Fund	The Funds are primarily subject to the risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in California municipal securities, events in California are likely to affect the Fund’s investments. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities.

Colorado Tax-Free Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in Colorado municipal securities, events in Colorado are likely to affect the Fund’s investments. The Colorado economy is based on information, professional and technical services, communications, transportation, tourism, natural resources and mining, and manufacturing. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market.

Minnesota Tax-Free Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in Minnesota municipal securities, events in Minnesota are likely to affect the Fund’s investments. For example, the state’s economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these areas could have a disproportionate impact on Minnesota municipal securities. We may invest up to 25% of our total assets in below investment-grade municipal securities, sometimes referred to as “high yield/high risk securities” or “junk bonds,” which are considered a more speculative investment than investment-grade municipal securities. Such municipal securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. Additionally, these lower-rated municipal securities may be less liquid and more difficult to value than higher-rated municipal securities.

National Limited Term Tax-Free Fund and National Tax-Free Fund	The Funds are primarily subject to the “Debt Securities” and “Municipal Securities” risks described under “Common Risks for the Funds” on page 6. The Funds may from time to time focus on investments in certain states or geographic regions, and their performance could be disproportionately affected by political or demographic factors in such states or regions.

Tax-Free Funds Prospectus	7

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

California Limited Term Tax-Free Fund Class A Calendar Year Returns*

Best Qtr.:	Q1 ’95 • 3.41%	Worst Qtr.:	Q1 ’94 • (1.85)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through September 30, 2004 was 1.83%.

The table below provides average annual total return information for the Fund’s Class A and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”). After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 11/18/92)	(0.73)%	3.24%	3.83%
Class A Returns After Taxes on Distributions	(0.93)%	3.16%	3.76%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	0.25%	3.19%	3.75%
Class C Returns Before Taxes (Incept. 8/30/02)[2]	0.58%	2.97%	3.26%
LB 3-Year Muni Index[3] (reflects no deduction for fees, expenses or taxes)	2.68%	4.82%	4.86%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[3]	Lehman Brothers 3-Year Municipal Bond Index.

8	Tax-Free Funds Prospectus

California Tax-Free Fund Class A Calendar Year Returns*

Best Qtr.:	Q1 ’95 • 6.19%	Worst Qtr.:	Q1 ’94 • (4.06)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through September 30, 2004 was 3.48%.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 10/6/88)	(0.17)%	4.15%	5.15%
Class A Returns After Taxes on Distributions	(0.49)%	4.03%	4.83%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	1.38%	4.15%	4.91%
Class B Returns Before Taxes (Incept. 12/15/97)[2]	(1.41)%	3.98%	4.85%
Class C Returns Before Taxes (Incept. 7/1/93)	2.59%	4.32%	4.85%
LB Muni Index[3] (reflects no deduction for fees, expenses or taxes)	5.31%	5.83%	6.03%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[3]	Lehman Brothers Municipal Bond Index.

Tax-Free Funds Prospectus	9

Performance History

Colorado Tax-Free Fund Class A Calendar Year Returns*

Best Qtr.:	Q3 ’02 • 5.99%	Worst Qtr.:	Q1 ’94 • (5.49)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through September 30, 2004 was 2.87%.

The table below provides average annual total return information for the Fund’s Class A and Class B shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 6/1/93)	(0.11)%	4.52%	5.36%
Class A Returns After Taxes on Distributions	(0.11)%	4.52%	5.35%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	1.42%	4.56%	5.30%
Class B Returns Before Taxes (Incept. 8/2/93)	(1.29)%	4.36%	5.05%
LB Muni Index[2] (reflects no deduction for fees, expenses or taxes)	5.31%	5.83%	6.03%
[1]	Returns reflect applicable sales charges.
[2]	Lehman Brothers Municipal Bond Index.

10	Tax-Free Funds Prospectus

Minnesota Tax-Free Fund Class A Calendar Year Returns*

Best Qtr.:	Q1 ’95 • 6.84%	Worst Qtr.:	Q1 ’94 • (5.57)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through September 30, 2004 was 2.75%.

The table below provides average annual total return information for the Fund’s Class A and Class B shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 1/12/88)	0.28%	4.00%	4.90%
Class A Returns After Taxes on Distributions	0.28%	3.99%	4.89%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	1.58%	4.07%	4.87%
Class B Returns Before Taxes (Incept. 8/6/93)	(0.77)%	3.86%	4.60%
LB Muni Index[2] (reflects no deduction for fees, expenses or taxes)	5.31%	5.83%	6.03%
[1]	Returns reflect applicable sales charges.
[2]	Lehman Brothers Municipal Bond Index.

Tax-Free Funds Prospectus	11

Performance History

National Limited Term Tax-Free Fund Class A Calendar Year Returns*#1

Best Qtr.:	Q2 ’02 • 3.68%	Worst Qtr.:	Q2 ’99 • (1.15)%

*	Performance shown reflects the performance of the Institutional Class shares. The Institutional Class shares do not have sales charges.
#	The Fund’s Class A year-to-date performance through September 30, 2004 was 1.23%.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares1, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	Life of Fund
Class A Returns Before Taxes (Incept. 1/30/04)[1]	3.53%	4.72%	5.62%
Class A Returns After Taxes on Distributions[1]	3.53%	4.72%	5.61%
Class A Returns After Taxes on Distributions and Sale of Fund Shares[1]	3.33%	4.61%	5.43%
Class B Returns Before Taxes (Incept. 1/30/04)[1]	3.53%	4.72%	5.62%
Class C Returns Before Taxes (Incept. 1/30/04)[1]	3.53%	4.72%	5.62%
LB 3-Year Muni Index[2] (reflects no deduction for expenses or taxes)	2.68%	4.82%	5.03%
[1]	Performance shown for this Class reflects the performance of the Fund’s Institutional Class shares, and includes fees and expenses that are not applicable and are lower than those of this Class. The Institutional Class shares annual returns are substantially similar to what this Class’s returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses. The Fund’s Institutional Class shares incepted on October 1, 1996.
[2]	Lehman Brothers 3-Year Municipal Bond Index.

12	Tax-Free Funds Prospectus

National Tax-Free Fund Class A Calendar Year Returns*

Best Qtr.:	Q1 ’95 • 5.85%	Worst Qtr.:	Q1 ’94 • (5.50)%

*	Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through September 30, 2004 was 3.67%.

The table below provides average annual total return information for the Fund’s Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years
Class A Returns Before Taxes (Incept. 8/1/89)	(0.30)%	3.77%	5.10%
Class A Returns After Taxes on Distributions	(0.30)%	3.76%	5.09%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	1.33%	3.91%	5.10%
Class B Returns Before Taxes (Incept. 8/6/93)	(1.38)%	3.63%	4.81%
Class C Returns Before Taxes (Incept. 11/8/99)[2]	2.62%	3.95%	4.80%
LB Muni Index[3] (reflects no deduction for fees, expenses or taxes)	5.31%	5.83%	6.03%
[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.
[3]	Lehman Brothers Municipal Bond Index.

Tax-Free Funds Prospectus	13

Tax-Free Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
	All Funds except the California Limited Term Tax-Free Fund and the National Limited Term Tax-Free Fund
	CLASS A	CLASS B	CLASS C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None[1]	5.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	California Limited Term Tax-Free Fund
	CLASS A	CLASS C
Management Fees[2]	0.40%	0.40%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses[3]	0.65%	0.65%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.05%	1.80%
Fee Waivers	0.20%	0.20%

NET EXPENSES[4]	0.85%	1.60%

	Minnesota Tax-Free Fund
	CLASS A	CLASS B
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses[3]	0.64%	0.64%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.04%	1.79%
Fee Waivers	0.19%	0.19%

NET EXPENSES[4]	0.85%	1.60%
[1]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. The California Limited Term Tax-Free Fund and National Limited Term Tax-Free Fund will assess a 0.50% CDSC on such redemptions. See “A Choice of Share Classes” for further information. All other Class A shares will not have a CDSC.
[2]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Funds is as follows: 0.40% for assets from $0 to $499 million; 0.35% for assets from $500 million to $999 million; 0.30% for assets from $1 billion to $2.99 billion; 0.275% for assets from $3 billion to $4.99 billion; and 0.25% for assets $5 billion and higher.

14	Tax-Free Funds Prospectus

Summary of Expenses

California Limited Term Tax-Free Fund		National Limited Term Tax-Free Fund
CLASS A	CLASS C	CLASS A	CLASS B	CLASS C
3.00%	None	3.00%	None	None
None[1]	1.00%	None[1]	3.00%	1.00%

California Tax-Free Fund			Colorado Tax-Free Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B
0.40%	0.40%	0.40%	0.40%	0.40%
0.00%	0.75%	0.75%	0.00%	0.75%
0.63%	0.62%	0.62%	0.66%	0.66%

1.03%	1.77%	1.77%	1.06%	1.81%
0.23%	0.22%	0.22%	0.21%	0.21%

0.80%	1.55%	1.55%	0.85%	1.60%

National Limited Term Tax-Free Fund			National Tax-Free Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
0.00%	0.75%	0.75%	0.00%	0.75%	0.75%
0.65%	0.67%	0.64%	0.63%	0.63%	0.63%

1.05%	1.82%	1.79%	1.03%	1.78%	1.78%
0.20%	0.22%	0.19%	0.18%	0.18%	0.18%

0.85%	1.60%	1.60%	0.85%	1.60%	1.60%
[3]	Other expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[4]	The adviser has committed through October 31, 2005, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown.

Tax-Free Funds Prospectus	15

Tax-Free Funds

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	California Limited Term Tax-Free Fund
	CLASS A	CLASS C
1 YEAR	$384	$263
3 YEARS	$605	$547
5 YEARS	$843	$956
10 YEARS	$1,527	$2,100

	Minnesota Tax-Free Fund
	CLASS A	CLASS B
1 YEAR	$533	$663
3 YEARS	$748	$845
5 YEARS	$981	$1,152
10 YEARS	$1,647	$1,799

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

	California Limited Term Tax-Free Fund
	CLASS A	CLASS C
1 YEAR	$384	$163
3 YEARS	$605	$547
5 YEARS	$843	$956
10 YEARS	$1,527	$2,100

	Minnesota Tax-Free Fund
	CLASS A	CLASS B
1 YEAR	$533	$163
3 YEARS	$748	$545
5 YEARS	$981	$952
10 YEARS	$1,647	$1,799

16	Tax-Free Funds Prospectus

Summary of Expenses

California Tax-Free Fund			Colorado Tax-Free Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B
$528	$658	$258	$533	$663
$741	$836	$536	$752	$849
$972	$1,139	$939	$989	$1,160
$1,633	$1,779	$2,066	$1,668	$1,819

National Limited Term Tax-Free Fund			National Tax-Free Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$384	$463	$263	$533	$663	$263
$605	$651	$545	$746	$843	$543
$843	$876	$952	$976	$1,148	$948
$1,527	$1,547	$2,090	$1,637	$1,789	$2,080

California Tax-Free Fund			Colorado Tax-Free Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B
$528	$158	$158	$533	$163
$741	$536	$536	$752	$549
$972	$939	$939	$989	$960
$1,633	$1,779	$2,066	$1,668	$1,819

National Limited Term Tax-Free Fund			National Tax-Free Fund
CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C
$384	$163	$163	$533	$163	$163
$605	$551	$545	$746	$543	$543
$843	$876	$952	$976	$948	$948
$1,527	$1,547	$2,090	$1,637	$1,789	$2,080

Tax-Free Funds Prospectus	17

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

18	Tax-Free Funds Prospectus

California Limited Term Tax-Free Fund

Portfolio Manager:    Stephen Galiani

Investment Objective

The California Limited Term Tax-Free Fund seeks a high level of current income exempt from federal income tax and California individual income tax, while preserving capital.

Investment Strategies

We invest in investment-grade California municipal securities. We may buy municipal securities of any maturity length, but we invest substantially all of the Fund’s total assets in securities with remaining maturities of less than 10 years. We have some flexibility in setting the portfolio’s dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when we expect interest rates to increase. Under normal circumstances, the average expected duration of the Fund’s portfolio will be from 1 to 5 years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and California individual income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income taxes, including the federal AMT; and

•	in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in California municipal securities, events in California are likely to affect the Fund’s investments. Although California has a larger and more diverse economy than most other states, it has experienced a slow-down in the economy and a drop in revenues which have contributed to an overall decline in the current finances of California and its municipalities. California continues to have a structural deficit in fiscal year 2004-05. The State’s credit ratings have improved, but the State continues to experience significant energy-related and other challenges. Adverse conditions affecting California generally could have a disproportionate impact on California municipal securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Tax-Free Funds Prospectus	19

California Limited Term Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON NOVEMBER 18, 1992

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002
Net asset value, beginning of period	$10.74	$10.50	$10.33
Income from investment operations:
Net investment income (loss)	0.23	0.25	0.31
Net realized and unrealized gain (loss) on investments	(0.22)	0.24	0.20
Total income from investment operations	0.01	0.49	0.51
Less distributions:
Dividends from net investment income	(0.23)	(0.25)	(0.31)
Distributions from net realized gain	(0.06)	0.00	(0.03)
Total distributions	(0.29)	(0.25)	(0.34)
Net asset value, end of period	$10.46	$10.74	$10.50
Total return[1]	0.11%	4.74%	5.00%
Ratios/supplemental data:
Net assets, end of period (000s)	$63,231	$99,568	$70,142
Ratios to average net assets[2]:
Ratio of expenses to average net assets	0.85%	0.81%	0.75%
Ratio of net investment income (loss) to average net assets	2.13%	2.35%	2.97%
Portfolio turnover	48%	64%	34%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.05%	0.99%	1.24%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

20	Tax-Free Funds Prospectus

Financial Highlights

		CLASS C SHARES—COMMENCED ON AUGUST 30, 2002

June 30, 2001	June 30, 2000	June 30, 2004	June 30, 2003
$10.14	$10.23	$10.74	$10.63

0.41	0.40	0.15	0.13
0.19	(0.04)	(0.22)	0.11
0.60	0.36	(0.07)	0.24

(0.41)	(0.40)	(0.15)	(0.13)
0.00	(0.05)	(0.06)	0.00
(0.41)	(0.45)	(0.21)	(0.13)
$10.33	$10.14	$10.46	$10.74
6.01%	3.67%	(0.64)%	2.26%

$46,157	$34,015	$11,523	$11,301

0.75%	0.75%	1.60%	1.60%
3.90%	3.98%	1.41%	1.39%
49%	60%	48%	64%
1.12%	1.31%	1.80%	1.79%

Tax-Free Funds Prospectus	21

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California Tax-Free Fund

Portfolio Manager:    Stephen Galiani

Investment Objective

The California Tax-Free Fund seeks to provide investors with a high level of current income exempt from federal income tax and California individual income tax while preserving capital, by investing in medium- to long-term investment-grade municipal securities.

Investment Strategies

We invest in investment-grade California municipal securities of varying maturities. Under normal circumstances, we invest substantially all of the Fund’s total assets in securities with remaining maturities of 2 to 10 years (intermediate term) or 10 years or longer (long term). We have some flexibility in setting the portfolio’s dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when we expect interest rates to increase.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and California individual income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income taxes, including federal AMT; and

•	in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in California municipal securities, events in California are likely to affect the Fund’s investments. Although California has a larger and more diverse economy than most other states, it has experienced a slow-down in the economy and a drop in revenues which have contributed to an overall decline in the current finances of California and its municipalities. California continues to have a structural deficit in fiscal year 2004-05. The State’s credit ratings have improved, but the State continues to experience significant energy-related and other challenges. Adverse conditions affecting California generally could have a disproportionate impact on California municipal securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Tax-Free Funds Prospectus	23

California Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES—COMMENCED ON OCTOBER 6, 1988

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001
Net asset value, beginning of period	$11.57	$11.29	$11.24	$10.77
Income from investment operations:
Net investment income (loss)	0.50	0.51	0.55	0.54
Net realized and unrealized gain (loss) on investments	(0.46)	0.33	0.10	0.47
Total income from investment operations	0.04	0.84	0.65	1.01
Less distributions:
Dividends from net investment income	(0.50)	(0.53)	(0.54)	(0.54)
Distributions from net realized gain	(0.10)	(0.03)	(0.06)	0.00
Total distributions	(0.60)	(0.56)	(0.60)	(0.54)
Net asset value, end of period	$11.01	$11.57	$11.29	$11.24
Total return[1]	0.41%	7.77%	5.67%	9.53%
Ratios/supplemental data:
Net assets, end of period (000s)	$357,779	$398,186	$386,927	$379,359
Ratios to average net assets:
Ratio of expenses to average net assets	0.80%	0.79%	0.77%	0.77%
Ratio of net investment income (loss) to average net assets	4.46%	4.60%	4.86%	4.82%
Portfolio turnover	41%	34%	31%	52%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.03%	0.95%	0.90%	0.90%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

24	Tax-Free Funds Prospectus

Financial Highlights

	CLASS B SHARES—COMMENCED ON DECEMBER 15, 1997

June 30, 2000	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
$11.00	$11.79	$11.51	$11.46	$10.97	$11.22

0.52	0.41	0.42	0.48	0.46	0.45
(0.20)	(0.46)	0.33	0.09	0.49	(0.22)
0.32	(0.05)	0.75	0.57	0.95	0.23

(0.52)	(0.41)	(0.44)	(0.46)	(0.46)	(0.45)
(0.03)	(0.11)	(0.03)	(0.06)	0.00	(0.03)
(0.55)	(0.52)	(0.47)	(0.52)	(0.46)	(0.48)
$10.77	$11.22	$11.79	$11.51	$11.46	$10.97
3.10%	(0.43)%	6.87%	4.88%	8.81%	2.21%

$385,746	$91,719	$140,419	$146,487	$137,484	$116,376

0.77%	1.55%	1.54%	1.52%	1.51%	1.50%
4.89%	3.60%	3.81%	3.95%	4.06%	4.16%
35%	41%	34%	31%	52%	35%
1.01%	1.77%	1.71%	1.66%	1.63%	1.74%

Tax-Free Funds Prospectus	25

California Tax-Free Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES—COMMENCED ON JULY 1, 1993

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
Net asset value, beginning of period	$11.79	$11.51	$11.46	$10.97	$11.22
Income from investment operations:
Net investment income (loss)	0.41	0.43	0.47	0.46	0.45
Net realized and unrealized gain (loss) on investments	(0.46)	0.32	0.10	0.49	(0.22)
Total income from investment operations	(0.05)	0.75	0.57	0.95	0.23
Less distributions:
Dividends from net investment income	(0.41)	(0.44)	(0.46)	(0.46)	(0.45)
Distributions from net realized gain	(0.11)	(0.03)	(0.06)	0.00	(0.03)
Total distributions	(0.52)	(0.47)	(0.52)	(0.46)	(0.48)
Net asset value, end of period	$11.22	$11.79	$11.51	$11.46	$10.97
Total return[1]	(0.43)%	6.87%	4.87%	8.81%	2.21%
Ratios/supplemental data:
Net assets, end of period (000s)	$34,089	$46,666	$46,013	$29,468	$16,959
Ratios to average net assets:
Ratio of expenses to average net assets	1.55%	1.54%	1.52%	1.52%	1.50%
Ratio of net investment income (loss) to average net assets	3.60%	3.80%	3.94%	4.04%	4.15%
Portfolio turnover	41%	34%	31%	52%	35%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.77%	1.68%	1.64%	1.62%	1.73%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

26	Tax-Free Funds Prospectus

Colorado Tax-Free Fund

Portfolio Managers:    Arthur C. Evans and Stephen Galiani

Investment Objective

The Colorado Tax-Free Fund seeks a high level of current income exempt from federal income tax and Colorado individual income tax consistent with the preservation of capital.

Investment Strategies

We invest in investment-grade municipal securities issued by the state of Colorado and its subdivisions, authorities, instrumentalities and corporations. We also invest in municipal securities issued by the territories and possessions of the United States.

Under normal circumstances, the Fund’s average portfolio maturity will be greater than 10 years. The Fund’s average portfolio maturity may reach or exceed 20 years. Depending on market conditions, the Fund’s dollar-weighted average maturity could be higher or lower. We emphasize investments in municipal securities that pay interest income.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and Colorado individual income tax;

•	up to 25% of total assets in securities of related issuers or in securities of any one issuer;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income taxes, including federal AMT; and

•	in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in Colorado municipal securities, events in Colorado are likely to affect the Fund’s investments. The Colorado economy is based on information, professional and technical services, communications, transportation, tourism, natural resources and mining, and manufacturing. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market. See the Statement of Additional Information for a more detailed discussion of the special considerations affecting Colorado municipal securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Tax-Free Funds Prospectus	27

Colorado Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also included in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING:
	CLASS A SHARES—COMMENCED ON JUNE 1, 1993

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001
Net asset value, beginning of period	$11.01	$10.61	$10.39	$9.83
Income from investment operations:
Net investment income (loss)	0.47	0.50	0.53	0.55
Net realized and unrealized gain (loss) on investments	(0.37)	0.40	0.22	0.56
Total income from investment operations	0.10	0.90	0.75	1.11
Less distributions:
Dividends from net investment income	(0.47)	(0.50)	(0.53)	(0.55)
Distributions from net realized gain	0.00	0.00	0.00	0.00
Total distributions	(0.47)	(0.50)	(0.53)	(0.55)
Net asset value, end of period	$10.64	$11.01	$10.61	$10.39
Total return[1]	0.93%	8.62%	7.34%	11.54%
Ratios/supplemental data:
Net assets, end of period (000s)	$51,120	$59,877	$58,152	$48,274
Ratios to average net assets:
Ratio of expenses to average net assets	0.85%	0.77%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	4.37%	4.60%	5.01%	5.36%
Portfolio turnover	31%	37%	28%	37%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses (annualized)[2]	1.06%	0.99%	0.96%	0.96%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

28	Tax-Free Funds Prospectus

Financial Highlights

	CLASS B SHARES—COMMENCED ON AUGUST 2, 1993

June 30, 2000	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
$10.30	$11.02	$10.63	$10.41	$9.85	$10.31

0.54	0.39	0.42	0.45	0.48	0.46
(0.46)	(0.37)	0.39	0.22	0.56	(0.45)
0.08	0.02	0.81	0.67	1.04	0.01

(0.54)	(0.39)	(0.42)	(0.45)	(0.48)	(0.46)
(0.01)	0.00	0.00	0.00	0.00	(0.01)
(0.55)	(0.39)	(0.42)	(0.45)	(0.48)	(0.47)
$9.83	$10.65	$11.02	$10.63	$10.41	$9.85
0.87%	0.17%	7.70%	6.53%	10.69%	0.22%

$39,280	$10,672	$14,368	$12,540	$10,177	$6,842

0.60%	1.60%	1.52%	1.35%	1.35%	1.35%
5.43%	3.62%	3.83%	4.25%	4.58%	4.65%
106%	31%	37%	28%	37%	106%
1.03%	1.81%	1.76%	1.77%	1.77%	1.89%

Tax-Free Funds Prospectus	29

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Minnesota Tax-Free Fund

Portfolio Manager:    Arthur C. Evans and Stephen Galiani

Investment Objective

The Minnesota Tax-Free Fund seeks a high level of current income exempt from federal income tax and Minnesota individual income tax, without assuming undue risk.

Investment Strategies

We invest in municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities and corporations. We also invest in municipal securities issued by the territories and possessions of the United States. We invest principally in municipal securities with interest exempt from both federal income tax and Minnesota individual income tax. While the Fund is required, under normal circumstances, to invest at least 80% of the Fund’s assets in municipal securities that pay interest exempt from Minnesota individual income tax, we currently intend to manage the portfolio whereas at least 95% of the income generated by the Fund is exempt from Minnesota individual income tax.

There are no restrictions on the Fund’s average portfolio maturity. Under normal circumstances, the Fund’s dollar-weighted average maturity will be greater than 10 years. The Fund’s average portfolio maturity may reach or exceed 20 years. Depending on market conditions, the Fund’s average dollar- weighted average maturity could be higher or lower. We emphasize investments in municipal securities that pay interest income.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and Minnesota individual income tax;

•	up to 25% of total assets in securities of related issuers or in securities of any one issuer;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income taxes, including federal AMT; and

•	up to 25% of total assets in below investment-grade municipal securities, including unrated securities which we classify as below investment-grade quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in Minnesota municipal securities, events in Minnesota are likely to affect the Fund’s investments. For example, the state’s economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these areas could have a disproportionate impact on Minnesota municipal securities.

We may invest up to 25% of our total assets in below investment-grade municipal securities, sometimes referred to as “high yield/high risk securities” or “junk bonds,” which are considered a more speculative investment than investment-grade municipal securities. Such municipal securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. Additionally, these lower-rated municipal securities may be less liquid and more difficult to value than higher-rated municipal securities. See the Statement of Additional Information for a more detailed discussion of the special considerations affecting Minnesota municipal securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Tax-Free Funds Prospectus	31

Minnesota Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also included in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING:
	CLASS A SHARES—COMMENCED ON JANUARY 12, 1988

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001
Net asset value, beginning of period	$11.27	$10.84	$10.67	$10.18
Income from investment operations:
Net investment income (loss)	0.46	0.47	0.52	0.54
Net realized and unrealized gain (loss) on investments	(0.39)	0.43	0.17	0.49
Total income from investment operations	0.07	0.90	0.69	1.03
Less distributions:
Dividends from net investment income	(0.45)	(0.47)	(0.52)	(0.54)
Distributions from net realized gain	0.00	0.00	0.00	0.00
Total distributions	(0.45)	(0.47)	(0.52)	(0.54)
Net asset value, end of period	$10.89	$11.27	$10.84	$10.67
Total return[1]	0.61%	8.49%	6.58%	10.32%
Ratios/supplemental data:
Net assets, end of period (000s)	$37,468	$41,485	$40,585	$34,424
Ratios to average net assets:
Ratio of expenses to average net assets	0.85%	0.77%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	4.11%	4.27%	4.81%	5.11%
Portfolio turnover	12%	23%	28%	18%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.04%	0.98%	1.03%	1.10%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

32	Tax-Free Funds Prospectus

Financial Highlights

	CLASS B SHARES—COMMENCED ON AUGUST 6, 1993

June 30, 2000	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
$10.74	$11.27	$10.84	$10.67	$10.18	$10.74

0.53	0.37	0.39	0.44	0.46	0.46
(0.55)	(0.39)	0.43	0.17	0.49	(0.55)
(0.02)	(0.02)	0.82	0.61	0.95	(0.09)

(0.53)	(0.36)	(0.39)	(0.44)	(0.46)	(0.46)
(0.01)	0.00	0.00	0.00	0.00	(0.01)
(0.54)	(0.36)	(0.39)	(0.44)	(0.46)	(0.47)
$10.18	$10.89	$11.27	$10.84	$10.67	$10.18
(0.02)%	(0.14)%	7.68%	5.79%	9.50%	(0.76)%

$29,551	$15,059	$22,012	$20,310	$19,491	$16,974

0.60%	1.60%	1.52%	1.35%	1.35%	1.35%
5.23%	3.36%	3.51%	4.05%	4.36%	4.47%
69%	12%	23%	28%	18%	69%
1.07%	1.79%	1.71%	1.75%	1.81%	1.93%

Tax-Free Funds Prospectus	33

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National Limited Term Tax-Free Fund

Portfolio Managers:    Arthur C. Evans and Stephen Galiani

Investment Objective

The National Limited Term Tax-Free Fund seeks current income exempt from federal income taxes.

Investment Strategies

We invest in investment grade municipal securities. We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT.

Under normal circumstances, we maintain the Fund’s dollar-weighted average maturity between 1 and 5 years, but this average will vary depending on anticipated market conditions. We emphasize investments in municipal securities that pay interest income.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, including federal AMT; and

•	up to 25% of total assets in securities of issuers located in the same state or in related issuers.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities” and “Municipal Securities” risks described under “Common Risks for the Funds” on page 6. The Fund may from time to time focus on investments in certain states or geographic regions, and their performance could be disproportionately affected by political or demographic factors in such states or regions.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Tax-Free Funds Prospectus	35

National Limited Term Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also included in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING:
	CLASS A SHARES—COMMENCED ON JANUARY 30, 2004	CLASS B SHARES—COMMENCED ON JANUARY 30, 2004

For the period ended:	June 30, 2004	June 30, 2004
Net asset value, beginning of period	$11.03	$11.03
Income from investment operations:
Net investment income (loss)	0.10	0.07
Net realized and unrealized gain (loss) on investments	(0.22)	(0.23)
Total income from investment operations	(0.12)	(0.16)
Less distributions:
Dividends from net investment income	(0.10)	(0.07)
Distributions from net realized gain	0.00	0.00
Total distributions	(0.10)	(0.07)
Net asset value, end of period	$10.81	$10.80
Total return[1]	(1.20)%	(1.57)%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,147	$628
Ratios to average net assets[3]:
Ratio of expenses to average net assets	0.85%	1.60%
Ratio of net investment income (loss) to average net assets	2.15%	1.52%
Portfolio turnover	24%	24%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.05%	1.82%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

36	Tax-Free Funds Prospectus

Financial Highlights

FOR A SHARE OUTSTANDING:
CLASS C SHARES—COMMENCED ON JANUARY 30, 2004

For the period ended:	June 30, 2004
Net asset value, beginning of period	$11.03
Income from investment operations:
Net investment income (loss)	0.06
Net realized and unrealized gain (loss) on investments	(0.24)
Total income from investment operations	(0.18)
Less distributions:
Dividends from net investment income	(0.06)
Distributions from net realized gain	0.00
Total distributions	(0.06)
Net asset value, end of period	$10.79
Total return[1]	(1.69)%
Ratios/supplemental data:
Net assets, end of period (000s)	$163
Ratios to average net assets[2]:
Ratio of expenses to average net assets	1.60%
Ratio of net investment income (loss) to average net assets	1.36%
Portfolio turnover	24%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,3]	1.79%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	Ratios shown for periods of less than one year are annualized.
[3]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Tax-Free Funds Prospectus	37

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National Tax-Free Fund

Portfolio Managers:    Arthur C. Evans and Stephen Galiani

Investment Objective

The National Tax-Free Fund seeks current income exempt from federal income tax.

Investment Strategies

We invest in investment-grade municipal securities. We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT.

Under normal circumstances, the Fund’s dollar-weighted average maturity will be between 10 and 20 years, but may vary depending on market conditions. We emphasize investments in municipal securities that pay interest income.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, including federal AMT; and

•	in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities” and “Municipal Securities” risks described under “Common Risks for the Funds” on page 6. The Fund may from time to time focus on investments in certain states or regions, and its performance could be disproportionately affected by political or demographic factors in such states or regions.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Tax-Free Funds Prospectus	39

National Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also included in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING:
For the period ended:	CLASS A SHARES—COMMENCED ON AUGUST 1, 1989
	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001
Net asset value, beginning of period	$10.53	$10.29	$10.21	$9.72
Income from investment operations:
Net investment income (loss)	0.45	0.50	0.52	0.54
Net realized and unrealized gain (loss) on investments	(0.37)	0.23	0.08	0.49
Total income from investment operations	0.08	0.73	0.60	1.03
Less distributions:
Dividends from net investment income	(0.45)	(0.49)	(0.52)	(0.54)
Distributions from net realized gain	0.00	0.00	0.00	0.00
Total distributions	(0.45)	(0.49)	(0.52)	(0.54)
Net asset value, end of period	$10.16	$10.53	$10.29	$10.21
Total return[1]	0.76%	7.20%	5.92%	10.90%
Ratios/supplemental data:
Net assets, end of period (000s)	$103,469	$113,616	$120,439	$77,223
Ratios to average net assets:
Ratio of expenses to average net assets	0.85%	0.83%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	4.35%	4.74%	5.09%	5.33%
Portfolio turnover	63%	37%	39%	27%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses [2]	1.03%	0.95%	0.93%	0.96%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

40	Tax-Free Funds Prospectus

Financial Highlights

	CLASS B SHARES—COMMENCED ON AUGUST 6, 1993

June 30, 2000	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
$10.22	$10.53	$10.29	$10.21	$9.72	$10.22

0.54	0.38	0.42	0.45	0.46	0.46
(0.50)	(0.38)	0.23	0.08	0.49	(0.50)
0.04	0.00	0.65	0.53	0.95	(0.04)

(0.53)	(0.37)	(0.41)	(0.45)	(0.46)	(0.45)
(0.01)	0.00	0.00	0.00	0.00	(0.01)
(0.54)	(0.37)	(0.41)	(0.45)	(0.46)	(0.46)
$9.72	$10.16	$10.53	$10.29	$10.21	$9.72
0.50%	0.01%	6.40%	5.13%	10.07%	(0.24)%

$64,859	$31,420	$48,540	$51,754	$28,271	$18,367

0.75%	1.60%	1.58%	1.55%	1.55%	1.48%
5.48%	3.61%	3.98%	4.34%	4.56%	4.72%
79%	63%	37%	39%	27%	79%
0.95%	1.78%	1.70%	1.69%	1.72%	1.78%

Tax-Free Funds Prospectus	41

National Tax-Free Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past five years (or for the life of the Fund, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also included in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING:
	CLASS C SHARES—COMMENCED ON NOVEMBER 8, 1999

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
Net asset value, beginning of period	$10.53	$10.29	$10.21	$9.73	$9.79
Income from investment operations:
Net investment income (loss)	0.38	0.42	0.45	0.46	0.30
Net realized and unrealized gain (loss) on investments	(0.38)	0.23	0.08	0.48	(0.06)
Total income from investment operations	0.00	0.65	0.53	0.94	0.24
Less distributions:
Dividends from net investment income	(0.37)	(0.41)	(0.45)	(0.46)	(0.30)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.37)	(0.41)	(0.45)	(0.46)	(0.30)
Net asset value, end of period	$10.16	$10.53	$10.29	$10.21	$9.73
Total return[1]	0.02%	6.40%	5.13%	9.96%	2.50%
Ratios/supplemental data:
Net assets, end of period (000s)	$9,829	$15,161	$11,343	$9,319	$5,572
Ratios to average net assets:
Ratio of expenses to average net assets	1.60%	1.58%	1.55%	1.55%	1.55%
Ratio of net investment income (loss) to average net assets	3.62%	3.95%	4.32%	4.55%	4.75%
Portfolio turnover	63%	37%	39%	27%	79%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	1.78%	1.71%	1.68%	1.73%	1.68%
[1]	Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

42	Tax-Free Funds Prospectus

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Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	Each Fund may continue to hold debt instruments that cease to be rated by a NRSRO or whose ratings fall below the levels generally permitted for such Fund. Unrated or below investment-grade securities may be more susceptible to credit and interest rate risks than investment-grade securities.

•	The Funds may invest in various derivative instruments. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

44	Tax-Free Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk—The risk that, because the percentage of a non-diversified fund’s assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A “diversified” investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Tax-Free Funds Prospectus	45

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)	CALIFORNIA LIMITED TERM TAX-FREE	CALIFORNIA TAX-FREE	COLORADO TAX-FREE	MINNESOTA TAX-FREE	NATIONAL LIMITED TERM TAX-FREE FUND	NATIONAL TAX-FREE
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally

higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic

conditions, more volatile, and less liquid, and are subject

to greater risk of default.

	Interest Rate and Credit Risk				●

Illiquid Securities

A security which may not be sold or disposed of in

the ordinary course of business within seven days

of approximately the value determined by the Fund. Limited to

15% of net assets.

	Liquidity Risk	●	●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers,

dealers and financial institutions to increase

returns on those securities. Loans may be made up

to 1940 Act limits (currently one-third of total

assets, including the value of the collateral

received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●	●

Mortgage- and Other Asset-Backed Securities

Securities consisting of undivided fractional interests

in pools of consumer loans, such as mortgage loans,

car loans, credit card debt or receivables held in trust.

	Interest Rate, Credit and Prepayment/Extension Risk	●	●	●	●	●	●

46	Tax-Free Funds Prospectus

INVESTMENT PRACTICE	PRINCIPAL RISK(S)	CALIFORNIA LIMITED TERM TAX-FREE	CALIFORNIA TAX-FREE	COLORADO TAX-FREE	MINNESOTA TAX-FREE	NATIONAL LIMITED TERM TAX-FREE FUND	NATIONAL TAX-FREE

Other Mutual Funds

Investments by the Fund in shares of other mutual
funds, which may cause Fund shareholders to bear
a pro rata portion of the other fund’s expenses, in
addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●	●
Private Activity Bonds Bonds that pay interest subject to the federal alternative minimum tax. Limited to 20% of net assets.	Interest Rate and Credit Risk	●	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter-Party Risk	●	●	●	●	●	●

Tax-Free Funds Prospectus	47

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market St., San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette, Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends	Various Agents Provide services to customers

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

48	Tax-Free Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of June 30, 2004, Funds Management managed over $75 billion in mutual fund assets.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for each of the Funds. In this capacity, it is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of June 30, 2004, Wells Capital Management managed assets aggregating in excess of $124 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets.

The Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Tax-Free Funds Prospectus	49

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

•	Class A Shares—with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

•	Class B Shares—with a contingent deferred sales charge (“CDSC”) payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

•	Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class B shares of any Fund or Class C shares of the California Limited Term Tax-Free Fund or National Limited Term Tax-Free Fund. Please note that Class B shares convert to Class A generally shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see “Class B Share CDSC Schedule” below for further details.

Class B shares are available for each Fund except the California Limited Term Tax-Free Fund. Class C shares are available for the California Limited Term Tax-Free, California Tax-Free, National Tax-Free and National Limited Term Tax-Free Funds. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent, would qualify for the purchase of Class A shares without an initial sales charge, either will be treated as orders for Class A shares or will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus beginning on page 54. All of this information is expected to be available on our Web site at www.wellsfargofunds.com the second quarter of 2005. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases.

50	Tax-Free Funds Prospectus

CLASS A SHARES (EXCEPT THE CALIFORNIA LIMITED TERM TAX-FREE FUND AND THE NATIONAL LIMITED TERM TAX-FREE FUND) HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	4.50%	4.71%
$50,000 to $99,999	4.00%	4.17%
$100,000 to $249,999	3.50%	3.63%
$250,000 to $499,999	2.50%	2.56%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers” and “Waivers for Certain Parties”). The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

CALIFORNIA LIMITED TERM TAX-FREE FUND AND NATIONAL LIMITED TERM TAX-FREE FUND CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS % OF PUBLIC OFFERING PRICE	FRONT-END SALES CHARGE AS % OF NET AMOUNT INVESTED
Less than $50,000	3.00%	3.09%
$50,000 to $99,999	2.50%	2.56%
$100,000 to $249,999	2.00%	2.04%
$250,000 to $499,999	1.50%	1.52%
$500,000 to $999,999	1.00%	1.01%
$1,000,000 and over[1]	0.00%	0.00%
[1]	We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers” and “Waivers for Certain Parties”). The CDSC percentage you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV on the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Tax-Free Funds Prospectus	51

A Choice of Share Classes

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, and within three years for the National Limited Term Tax-Free Fund, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “Class B and Class C Share CDSC Waivers” and “Waivers for Certain Parties”). The CDSC schedules are as follows:

CLASS B SHARES (EXCEPT THE NATIONAL LIMITED TERM TAX-FREE FUND) HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

CLASS B SHARES FOR THE NATIONAL LIMITED TERM TAX-FREE FUND HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS
CDSC	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares that were purchased prior to July 17, 1999, but after March 3, 1997, are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE JULY 17, 1999, HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A shares

52	Tax-Free Funds Prospectus

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased prior to May 18, 1999 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR NORWEST ADVANTAGE FUND SHARES PURCHASED PRIOR TO MAY 18, 1999, HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN	1 YEAR	2 YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS
CDSC	3.00%	2.00%	2.00%	1.00%	0.00%	0.00%	A shares

If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

Class C Share Sales Charges

If you choose Class C shares, you buy them at NAV and if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of the original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions, if any, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to charge higher ongoing expenses.

Tax-Free Funds Prospectus	53

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

Class A Share Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A, Class B and Class C shares of any Wells Fargo Fund and WealthBuilder Portfolio shares already owned (excluding Class A shares and WealthBuilder Portfolio shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares or WealthBuilder Portfolio shares.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of redemption.

•	You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

•	a family unit, including children under the age of twenty-one or single trust estate;

•	a trustee or fiduciary purchasing for a single fiduciary relationship; or

•	the members of a “qualified group,” which consists of a “company” (as defined under the 1940 Act), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $49,999, then 4.00% on the next $50,000!

Class C Share Reductions

You pay no sales charge on Class C shares you purchase with the proceeds of a redemption of Class C shares or WealthBuilder Portfolios within 120 days of the redemption date.

54	Tax-Free Funds Prospectus

CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits (See the Statement of Additional Information for further details).

•	We waive the Class C share CDSC for certain types of accounts.

•	For Class B shares purchased after May 18, 1999, for former Norwest Advantage Funds shareholders, and after July 17, 1999, for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, and for all Class C shares within the first year of purchase, no CDSC is imposed on withdrawals that meet the following circumstances:

•	withdrawals are made by participating in the Systematic Withdrawal Program; and

•	withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Program).

Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

•	Current and retired employees, directors/trustees and officers of:

•	Wells Fargo Funds (including any predecessor funds);

•	Wells Fargo & Company and its affiliates; and

•	family members of any of the above.

•	Current employees of:

•	Stephens Inc. and its affiliates;

•	broker-dealers who act as selling agents; and

•	immediate family members (spouse, sibling, parent or child) of any of the above.

•	Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Fund, and any unnamed shares of WealthBuilder Portfolios at NAV.

Contact your selling agent for further information.

You also may buy Class A and Class C shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

Tax-Free Funds Prospectus	55

Reductions and Waivers of Sales Charges

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Distribution Plan

We have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services, including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

FUND	CLASS B	CLASS C
California Limited Term Tax-Free Fund	N/A	0.75%
California Tax-Free Fund	0.75%	0.75%
Colorado Tax-Free Fund	0.75%	N/A
Minnesota Tax-Free Fund	0.75%	N/A
National Limited Term Tax-Free Fund	0.75%	0.75%
National Tax-Free Fund	0.75%	0.75%

These fees are paid out of the Funds’ assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

56	Tax-Free Funds Prospectus

Exchanges

Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the Prospectus for the fund into which you wish to exchange.

•	Every exchange involves selling fund shares which may produce a capital gain or loss for tax purposes.

•	If you are making an initial investment into a new fund through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

•	Any exchange between funds you already own must meet the minimum redemption and subsequent purchase amounts for the funds involved.

•	In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investment, with the following exceptions:

•	Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and

•	Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

•	Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new fund and will be charged the CDSC applicable to the original shares upon redemption.

•	The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges from investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Contact your account representative for further details.

Tax-Free Funds Prospectus	57

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on the latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) at 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests received in proper form before this time are processed the same day. Requests received after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

58	Tax-Free Funds Prospectus

You Can Buy Fund Shares

•	By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

•	Through a brokerage account with an approved selling agent; or

•	Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments

•	$1,000 per Fund minimum initial investment; or

•	$100 per Fund if you use the Systematic Purchase Program; and

•	$100 per Fund for all investments after your initial investment.

We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption, and we will provide you with the opportunity to make additional investments that will bring your account above the minimum investment amount. Account redemptions are net of any applicable CDSC. Please contact your selling agent for further details.

Revenue Share

In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor, or their affiliates in connection with the sale of Fund shares. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or make investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent’s recommendations or decisions. Prospective investors should consult with their selling or shareholder servicing agent if they wish to request further information regarding these payments.

Tax-Free Funds Prospectus	59

Your Account

The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (If no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

•	Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, ”Wells Fargo National Tax-Free Fund, Class A.” Please note that checks made payable to any entity other than the full Fund name or “Wells Fargo Funds” will be returned to you.

•	All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

•	You may start your account with $100 if you elect the Systematic Purchase Plan option on the Application.

•	Mail to:	Wells Fargo Funds P.O. Box 8266 Boston, MA 02266-8266	Overnight Mail Only:	Wells Fargo Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

•	Enclose the payment stub/card from your statement if available.

•	To request an investment slip booklet, please contact Investor Services at 1-800-222-8222.

•	Mail to: Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

60	Tax-Free Funds Prospectus

How To Buy Shares

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

•	You must first call Investor Services at 1-800-222-8222, option 0 to notify them of an incoming wire trade.

•	If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

•	All purchases must be made with U.S. dollars.

•	Mail the completed application. Your account will be credited on the business day that the transfer agent receives your application and payment in proper order.

•	Overnight Application to:	Wells Fargo Funds ATTN: CCSU-Boston Financial 66 Brooks Drive Braintree, MA 02184

•	Wire money to:	State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Funds (Name of Fund, Account Number and Share Class) Account Name: (Registration Name Indicated on Application)

IF YOU ARE BUYING ADDITIONAL SHARES:

•	Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

•	Wire money to:	State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028 Wire Purchase Account Number: 9905-437-1	Attention: Wells Fargo Funds (Name of Fund, Account Number and Share Class) Account Name: (Registration Name Indicated on Account)

Tax-Free Funds Prospectus	61

Your Account How to Buy Shares

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account. If you do not currently have an Account, complete a Wells Fargo Fund Application. Refer to the previous section on buying shares for the first time by mail.

To buy into a new Fund, call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Telephone Service to either:

•	transfer at least $1,000 from a linked settlement account, or

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or option 1 to use our Automated Telephone Service to either:

•	transfer at least $100 from a linked settlement account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

BY INTERNET ACCESS

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Funds Account. If you do not currently have an Account, complete a Wells Fargo Fund Application. Refer to the previous section on buying shares for the first time by mail.

To buy into a new Fund, visit our Web site at www.wellsfargofunds.com, and click on “FundLink” to either:

•	transfer at least $1,000 from a linked settlement account or,

•	exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

IF YOU ARE BUYING ADDITIONAL SHARES:

To buy additional shares, visit our Web site at www.wellsfargofunds.com, and click on “FundLink” to either:

•	transfer at least $100 from a linked settlement account, or

•	exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

Further information is available by calling Investor Services at 1-800-222-8222.

62	Tax-Free Funds Prospectus

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY MAIL

•	Write a “Letter of Instruction” stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write “Full Redemption”).

•	Make sure all the account owners sign the request exactly as their names appear on the account application.

•	You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

•	Medallion Guarantees are required for mailed redemption requests if the request is over $50,000, if the address on your account was changed within the last 30 days, or if the redemption is made payable to a third party. You can get a Medallion Guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures or guarantees from a notary public.

•	Mail to: Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

BY PHONE

•	Call Investor Services at 1-800-222-8222, option 0 for an Investor Service Representative or option 1 to use our Automated Telephone Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

•	Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

•	You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

•	Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

•	Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

•	We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

Tax-Free Funds Prospectus	63

Your Account How to Sell Shares

BY INTERNET ACCESS

•	Shareholders with an existing Wells Fargo Funds Account may use the Internet to redeem shares of a Fund via the Internet.

•	Visit our Web site at www.wellsfargofunds.com to process your redemption request. You may request that redemption proceeds (minimum $100 to $50,000) be sent to you by check to your address of record, by ACH transfer into a linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or wiring funds. We reserve the right to charge a fee for wiring funds although it is not our current practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

Further information is available by calling Investor Services at 1-800-222-8222.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

•	Your redemptions are net of any applicable CDSC.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Program, have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption request would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

64	Tax-Free Funds Prospectus

Additional Services and Other Information

Automatic Programs

These programs help you conveniently purchase and/or redeem shares each month. Once you select a Program, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222, option 0 for more information.

•	Systematic Purchase Program—With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase, and specify an amount of at least $100.

•	Systematic Exchange Program—With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the “Exchanges” section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

•	Systematic Withdrawal Program—With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

•	must have a Fund account valued at $10,000 or more;

•	must have your distributions reinvested; and

•	may not simultaneously participate in the Systematic Purchase Program.

It generally takes about ten days to establish a Program once we have received your instructions. It generally takes about five days to change or cancel participation in a Program. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

Income and Gain Distributions

The Funds in this Prospectus make distributions of net investment income monthly, and any realized capital gains at least annually.

We offer the following distribution options:

•	Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

•	Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, Medallion Guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

•	Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written Medallion Guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

•	Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Tax-Free Funds Prospectus	65

Additional Services and Other Information

Taxes

The following discussion regarding federal and certain state income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the Statement of Additional Information for additional income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gain, if any. Distributions from a Fund’s net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to federal AMT. Such distributions attributable to tax-exempt securities of a state and its subdivisions will also not be subject to the state’s individual income taxes if the Fund primarily invests in such securities. For example, you generally won’t be subject to Minnesota individual income tax on distributions from the Minnesota Tax-Free Fund to the extent such distributions are attributable to the Fund’s Minnesota state and municipal tax-exempt securities, although a portion of such distributions could be subject to Minnesota AMT. Distributions from a Fund’s ordinary income from other sources and net short-term capital gain will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders will not be able to deduct any distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Absent further legislation, this reduced rate of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

Request for Multiple Copies of Shareholder Documents

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your selling agent.

66	Tax-Free Funds Prospectus

Portfolio Managers

Arthur C. Evans

Colorado Tax-Free Fund since 2000

Minnesota Tax-Free Fund since 2004

National Limited Term Tax-Free Fund since 2000

National Tax-Free Fund since 2001

Mr. Evans joined Wells Capital Management in 2000 managing public fixed income and municipal bond mutual funds and institutional private accounts on the Tax-Exempt Fixed Income Team. Prior to joining the firm in 2000, Mr. Evans was responsible for the investment operations of PennCorp Financial Group, a $6 billion life and health insurance company, as its Chief Investment Officer from 1995 to 1999. He was also an institutional portfolio manager with Blackrock Financial Management in 1995, and a municipal trader/strategist with Conning Asset Management from 1993 to 1995. Mr. Evans earned his MBA from the Fuqua School of Business, Duke University in 1990. He also earned his BA in business administration—finance from the University of Texas at Austin in 1986.

Stephen Galiani

California Limited Term Tax-Free Fund since 2001

California Tax-Free Fund and its predecessor since 1999

Colorado Tax-Free Fund since 2000

Minnesota Tax-Free Fund since 2004

National Limited Term Tax-Free Fund since 2004

National Tax-Free Fund since 2000

Mr. Galiani joined Wells Capital Management in 1997 and is the firm’s Managing Director for Municipal with overall managerial responsibility for municipal strategy, portfolio management, credit research and trade execution. Prior to Wells Capital Management, he served as Director of Fixed Income from 1995 to 1997 for Qualivest Capital Management. He was President from 1990 to 1995 of Galiani Asset Management Corporation, an independent advisory practice. Mr. Galiani earned his BA in English from Manhattan College and his MBA from Boston University.

Tax-Free Funds Prospectus	67

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your Investment Professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the rights to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

68	Tax-Free Funds Prospectus

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Medallion Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.

Money Market Instruments

High quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by the borrowers, the investors receive payments of interest and principal.

Municipal Securities

Debt obligations of a state or local government entity. The funds may support general governmental needs or special projects. Virtually all municipal securities are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

Nationally Recognized Statistical Ratings Organization (“NRSRO”)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Public Offering Price (“POP”)

The NAV with the sales load added.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent

A person who has an agreement with the funds’ distributors that allows them to sell a fund’s shares.

Shareholder Servicing Agent

Anyone appointed by the fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Tax-Free Funds Prospectus	69

Glossary

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

70	Tax-Free Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our Web site at www.wellsfargofunds.com.

Write to:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s Web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-6009; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P014(11/04)
ICA Reg. No.
811-09253	NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE	Printed on Recycled Paper
#531566

Prospectus

Wells Fargo California Limited Term Tax-Free Fund

Wells Fargo California Tax-Free Fund

Wells Fargo Colorado Tax-Free Fund

Wells Fargo Minnesota Tax-Free Fund

Wells Fargo National Limited Term Tax-Free Fund

Wells Fargo National Tax-Free Fund

Wells Fargo Nebraska Tax-Free Fund

Institutional Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

November 1, 2004

Table of Contents Tax-Free Funds

Tax-Free Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

FUND	OBJECTIVE

California Limited Term Tax-Free Fund	Seeks current income exempt from federal income tax and California individual income tax.

California Tax-Free Fund	Seeks current income exempt from federal income tax and California individual income tax.

Colorado Tax-Free Fund	Seeks current income exempt from federal income tax and Colorado individual income tax.

Minnesota Tax-Free Fund	Seeks current income exempt from federal income tax and Minnesota individual income tax.

National Limited Term Tax-Free Fund	Seeks current income exempt from federal income tax.

National Tax-Free Fund	Seeks current income exempt from federal income tax.

Nebraska Tax-Free Fund	Seeks current income exempt from federal income tax and Nebraska individual income tax.

4	Tax-Free Funds Prospectus

PRINCIPAL STRATEGIES

We invest in investment-grade California municipal securities. We may buy municipal securities of any maturity length, but we invest substantially all of the Fund’s total assets in securities with remaining maturities of less than 10 years. We have some flexibility in setting the portfolio’s dollar-weighted average maturity. Under normal circumstances, the expected average duration of the Fund’s portfolio will be from 1 to 5 years.

We invest in investment-grade California municipal securities of varying maturities. Under normal circumstances, we invest substantially all of the Fund’s total assets in securities with remaining maturities of 2 to 10 years (intermediate-term) or 10 years or longer (long-term). We have some flexibility in setting the portfolio’s dollar-weighted average maturity.

We invest in investment-grade Colorado municipal securities of varying maturities. Under normal circumstances, the Fund’s average portfolio maturity will be greater than 10 years. The Fund’s average portfolio maturity may reach or exceed 20 years. We emphasize investments in municipal securities that pay interest income.

We invest in Minnesota municipal securities of varying maturities. There are no restrictions on the Fund’s average portfolio maturity. Under normal circumstances, the Fund’s dollar-weighted average maturity will be greater than 10 years. The Fund’s average portfolio maturity may reach or exceed 20 years. We emphasize investments in municipal securities that pay interest income.

We invest in investment-grade municipal securities. Under normal circumstances, we maintain the Fund’s dollar-weighted average maturity between 1 and 5 years. We emphasize investments in municipal securities that pay interest income.

We invest in investment-grade municipal securities. Under normal circumstances, we maintain the Fund’s dollar-weighted average maturity between 10 and 20 years. We emphasize investments in municipal securities that pay interest income.

We invest in investment-grade Nebraska municipal securities of varying maturities. The portfolio’s dollar-weighted average maturity will vary. Generally, we attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when we expect interest rates to increase.

Tax-Free Funds Prospectus	5

Summary of Important Risks

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

•	the individual Fund descriptions beginning on page 20;

•	the “Additional Strategies and General Investment Risks” section beginning on page 44; and

•	the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Debt Securities

The Funds invest in debt securities, such as notes and bonds, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Municipal Securities

The Funds invest in municipal securities that rely on the creditworthiness or revenue production of their issuers or ancillary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects.

Although we strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal alternative minimum tax (“AMT”), some income earned by Fund investments may be subject to such taxes.

The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

Non-Diversification

The Funds are generally considered to be non-diversified according to the Investment Company Act of 1940, as amended (the “1940 Act”). The majority of the issuers of the securities in a Fund’s portfolio, with the exception of the National Limited Term Tax-Free Fund and the National Tax-Free Fund, are located within one state. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or that spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio. The National Limited Term Tax-Free Fund and the National Tax-Free Fund are considered to be diversified. All other Funds in this Prospectus are considered to be non-diversified.

6	Tax-Free Funds Prospectus

FUND	SPECIFIC RISKS

California Limited Term Tax-Free Fund and California Tax-Free Fund	The Funds are primarily subject to the risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in California municipal securities, events in California are likely to affect the Funds’ investments. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities.

Colorado Tax-Free Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in Colorado municipal securities, events in Colorado are likely to affect the Fund’s investments. The Colorado economy is based on information, professional and technical services, communications, transportation, tourism, natural resources and mining, and manufacturing. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market.

Minnesota Tax-Free Fund

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in Minnesota municipal securities, events in Minnesota are likely to affect the Fund’s investments. For example, the state’s economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these areas could have a disproportionate impact on Minnesota municipal securities.

We may invest up to 25% of our total assets in below investment-grade municipal securities, sometimes referred to as “high yield/high risk securities” or “junk bonds,” which are considered a more speculative investment than investment-grade municipal securities. Such municipal securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. Additionally, these lower-rated municipal securities may be less liquid and more difficult to value than higher-rated municipal securities.

National Limited Term Tax-Free Fund and National Tax-Free Fund	The Funds are primarily subject to the “Debt Securities” and “Municipal Securities” risks described under “Common Risks for the Funds” on page 6. The Funds may from time to time focus on investments in certain states or geographic regions, and their performance could be disproportionately affected by political or demographic factors in such states or regions.

Tax-Free Funds Prospectus	7

Summary of Important Risks

FUND	SPECIFIC RISKS

Nebraska Tax-Free Fund	The Fund is primarily subject to the risks described under “Common Risks for the Funds”on page 6. Since we invest heavily in Nebraska municipal securities, events in Nebraska are likely to affect the Fund’s investments. The Nebraska economy is primarily based on agriculture and agricultural processing, but has become increasingly diversified with relatively steady growth in the manufacturing, services and finance, insurance and real estate industries. While these recent trends have helped diversify the Nebraska economy, it may still be significantly impacted by changes in agricultural conditions such as the weather, fluctuations in commodity markets, world agricultural production, import and export and decreases in federal agriculture subsidy and support programs.

8	Tax-Free Funds Prospectus

Performance History

The following information shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

California Limited Term Tax-Free Fund Institutional Class Calendar Year Returns*1

Best Qtr.:	Q1 ’95 • 3.41%	Worst Qtr.:	Q1 ’94 • (1.85)%

*	The Fund’s year-to-date performance through September 30, 2004 was 2.06%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”).

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 9/6/96)[1]	2.64%	4.04%	4.25%
Institutional Class Returns After Taxes on Distributions	2.43%	3.96%	4.17%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	2.56%	3.91%	4.13%
LB 3-Year Muni Index[2] (reflects no deduction for expenses or taxes)	2.68%	4.82%	4.86%
[1]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A Shares, which incepted November 18, 1992.
[2]	Lehman Brothers 3-Year Municipal Bond Index.

Tax-Free Funds Prospectus	9

Performance History

California Tax-Free Fund Institutional Class Calendar Year Returns*1

Best Qtr.:	Q1 ’95 • 6.19%	Worst Qtr.:	Q1 ’94 • (4.06)%

*	The Fund’s year-to-date performance through September 30, 2004 was 3.67%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 12/15/97)[1]	4.70%	5.27%	5.72%
Institutional Class Returns After Taxes on Distributions	4.36%	5.16%	5.40%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	4.70%	5.17%	5.44%
LB Muni Index[2] (reflects no deduction for expenses or taxes)	5.31%	5.83%	6.03%
[1]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted October 6, 1988.
[2]	Lehman Brothers Municipal Bond Index.

10	Tax-Free Funds Prospectus

Colorado Tax-Free Fund Institutional Class Calendar Year Returns*

Best Qtr.:	Q3 ’02 • 5.89%	Worst Qtr.:	Q1 ’94 • (5.39)%

*	The Fund’s year-to-date performance through September 30, 2004 was 3.06%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 8/23/93)	4.85%	5.55%	5.88%
Institutional Class Returns After Taxes on Distributions	4.85%	5.55%	5.87%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	4.81%	5.47%	5.78%
LB Muni Index[1] (reflects no deduction for expenses or taxes)	5.31%	5.83%	6.03%
[1]	Lehman Brothers Municipal Bond Index.

Tax-Free Funds Prospectus	11

Performance History

Minnesota Tax-Free Fund Institutional Class Calendar Year Returns*

Best Qtr.:	Q1 ’95 • 6.73%	Worst Qtr.:	Q1 ’94 • (5.48)%

*	The Fund’s year-to-date performance through September 30, 2004 was 2.94%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 8/2/93)	5.36%	5.02%	5.41%
Institutional Class Returns After Taxes on Distributions	5.36%	5.02%	5.41%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	5.04%	4.98%	5.35%
LB Muni Index[1] (reflects no deduction for expenses or taxes)	5.31%	5.83%	6.03%
[1]	Lehman Brothers Municipal Bond Index.

12	Tax-Free Funds Prospectus

National Limited Term Tax-Free Fund Institutional Class Calendar Year Returns*

Best Qtr.:	Q2 ’02 • 3.68%	Worst Qtr.:	Q2 ’99 • (1.15)%

*	The Fund’s year-to-date performance through September 30, 2004 was 1.35%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	Life of Fund
Institutional Class Returns Before Taxes (Incept. 10/1/96)	3.53%	4.72%	5.62%
Institutional Class Returns After Taxes on Distributions	3.53%	4.72%	5.61%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	3.33%	4.61%	5.43%
LB 3-Year Muni Index[1] (reflects no deduction for expenses or taxes)	2.68%	4.82%	5.03%
[1]	Lehman Brothers 3-Year Municipal Bond Index.

Tax-Free Funds Prospectus	13

Performance History

National Tax-Free Fund Institutional Class Calendar Year Returns*

Best Qtr.:	Q1 ’95 • 5.85%	Worst Qtr.:	Q1 ’94 • (5.59)%

*	The Fund’s year-to-date performance through September 30, 2004 was 3.76%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 8/2/93)	4.66%	4.92%	5.68%
Institutional Class Returns After Taxes on Distributions	4.65%	4.91%	5.67%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	4.71%	4.94%	5.63%
LB Muni Index[1] (reflects no deduction for expenses or taxes)	5.31%	5.83%	6.03%
[1]	Lehman Brothers Municipal Bond Index.

14	Tax-Free Funds Prospectus

The Wells Fargo Nebraska Tax-Free Fund was organized as the successor fund to the Great Plains Tax-Free Bond Fund, which was reorganized into the Wells Fargo Fund effective September 11, 2000. The historical information shown for the Nebraska Tax-Free Fund below and throughout this Prospectus reflects the historical information for the Great Plains Tax-Free Bond Fund.

Nebraska Tax-Free Fund Institutional Class Calendar Year Returns*1

Best Qtr.:	Q3 ’02 • 4.72%	Worst Qtr.:	Q1 ’94 • (3.43)%

*	The Fund’s year-to-date performance through September 30, 2004 was 2.01%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 9/29/97)[1]	4.21%	5.00%	4.79%
Institutional Class Returns After Taxes on Distributions	3.98%	4.90%	4.73%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	4.11%	4.84%	4.69%
LB Muni Index[2] (reflects no deduction for expenses or taxes)	5.31%	5.83%	6.03%
[1]	Performance shown for periods prior to inception reflects the performance of the predecessor common trust fund. The common trust fund was not registered under the 1940 Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results. Performance shown for all periods from the inception date shown through September 10, 2000, includes the maximum sales charge applicable to the shares of the predecessor Fund. The Institutional Class shares do not impose sales charges.
[2]	Lehman Brothers Municipal Bond Index.

Tax-Free Funds Prospectus	15

Tax-Free Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
All Funds
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the Net Asset Value (“NAV”) at purchase)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
	California Limited Term Tax-Free Fund	California Tax-Free Fund	Colorado Tax-Free Fund
Management Fees[1]	0.40%	0.40%	0.40%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[2]	0.33%	0.30%	0.33%

TOTAL ANNUAL FUND OPERATING EXPENSES	0.73%	0.70%	0.73%
Fee Waivers	0.13%	0.15%	0.13%

NET EXPENSES[3]	0.60%	0.55%	0.60%
[1]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Funds is as follows: 0.40% for assets from $0 to $499 million; 0.35% for assets from $500 million to $999 million; 0.30% for assets from $1 billion to $2.99 billion; 0.275% for assets from $3 billion to $4.99 billion; and 0.25% for assets $5 billion and higher.
[2]	Other expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[3]	The adviser has committed through October 31, 2004, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown.

16	Tax-Free Funds Prospectus

Summary of Expenses

Minnesota Tax-Free Fund	National Limited Term Tax-Free Fund	National Tax-Free Fund	Nebraska Tax-Free Fund
0.40%	0.40%	0.40%	0.40%
0.00%	0.00%	0.00%	0.00%
0.31%	0.31%	0.30%	0.37%

0.71%	0.71%	0.70%	0.77%
0.11%	0.11%	0.10%	0.02%

0.60%	0.60%	0.60%	0.75%

Tax-Free Funds Prospectus	17

Tax-Free Funds Summary of Expenses

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

	California Limited Term Tax-Free Fund	California Tax-Free Fund	Colorado Tax-Free Fund	Minnesota Tax-Free Fund
1 YEAR	$ 61	$ 56	$ 61	$ 61
3 YEARS	$220	$209	$220	$216
5 YEARS	$393	$375	$393	$384
10 YEARS	$894	$856	$894	$872

	National Limited Term Tax-Free Fund	National Tax-Free Fund	Nebraska Tax-Free Fund
1 YEAR	$ 61	$ 61	$ 77
3 YEARS	$216	$214	$244
5 YEARS	$384	$380	$426
10 YEARS	$872	$861	$952

18	Tax-Free Funds Prospectus

Key Information

In this Prospectus, “we” generally refers to Wells Fargo Funds Trust (the “Trust”), or Wells Fargo Funds Management, LLC (“Funds Management”), the Funds’ investment adviser. “We” may also refer to the Funds’ other service providers. “You” refers to the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

•	what the Fund is trying to achieve;

•	how we intend to invest your money; and

•	what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of each Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of “the Fund’s assets” are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning “80% of the Fund’s assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Important Risk Factors

Describes the key risk factors for each Fund, and includes risks described in the “Summary of Important Risks” and “Additional Strategies and General Investment Risks” sections.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

Tax-Free Funds Prospectus	19

California Limited Term Tax-Free Fund

Portfolio Manager:    Stephen Galiani

Investment Objective

The California Limited Term Tax-Free Fund seeks a high level of current income exempt from federal income tax and California individual income tax, while preserving capital.

Investment Strategies

We invest in investment-grade California municipal securities. We may buy municipal securities of any maturity length, but we invest substantially all of the Fund’s total assets in securities with remaining maturities of less than 10 years. We have some flexibility in setting the portfolio’s dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when we expect interest rates to increase. Under normal circumstances, the average expected duration of the Fund’s portfolio will be from 1 to 5 years.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and California individual income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income taxes, including federal AMT; and

•	in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in California municipal securities, events in California are likely to affect the Fund’s investments. Although California has a larger and more diverse economy than most other states, it has experienced a slow-down in the economy and a drop in revenues which have contributed to an overall decline in the current finances of California and its municipalities. California continues to have a structural deficit in fiscal year 2004-05. The State’s credit ratings have improved, but the State continues to experience significant energy-related and other challenges. Adverse conditions affecting California generally could have a disproportionate impact on California municipal securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

20	Tax-Free Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON SEPTEMBER 6, 1996

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
Net asset value, beginning of period	$10.57	$10.34	$10.17	$9.98	$10.07
Income from investment operations:
Net investment income (loss)	0.26	0.27	0.32	0.42	0.41
Net realized and unrealized gain (loss) on investments	(0.22)	0.23	0.20	0.19	(0.04)
Total income from investment operations	0.04	0.50	0.52	0.61	0.37
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.32)	(0.42)	(0.41)
Distributions from net realized gain	(0.06)	0.00	(0.03)	0.00	(0.05)
Total distributions	(0.32)	(0.27)	(0.35)	(0.42)	(0.46)
Net asset value, end of period	$10.29	$10.57	$10.34	$10.17	$9.98
Total return[1]	0.36%	4.93%	5.19%	6.20%	3.79%
Ratios/supplemental data:
Net assets, end of period (000s)	$15,425	$39,338	$12,224	$4,937	$4,474
Ratios to average net assets:
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.63%
Ratio of net investment income (loss) to average net assets	2.40%	2.49%	3.12%	4.12%	4.07%
Portfolio turnover	48%	64%	34%	49%	60%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	0.73%	0.72%	0.85%	0.76%	1.07%
[1]	Total returns would have been lower had certain expenses not been waived or reimbursed during the period shown.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Tax-Free Funds Prospectus	21

California Tax-Free Fund

Portfolio Manager:    Stephen Galiani

Investment Objective

The California Tax-Free Fund seeks to provide investors with a high level of current income exempt from federal income tax and California individual income tax while preserving capital, by investing in intermediate- to long-term investment-grade municipal securities.

Investment Strategies

We invest in investment-grade California municipal securities of varying maturities. Under normal circumstances, we invest substantially all of the Fund’s total assets in securities with remaining maturities of 2 to 10 years (intermediate term) or 10 years or longer (long term). We have some flexibility in setting the portfolio’s dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when we expect interest rates to increase.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and California individual income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income taxes, including federal AMT; and

•	in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in California municipal securities, events in California are likely to affect the Fund’s investments. Although California has a larger and more diverse economy than most other states, it has experienced a slow-down in the economy and a drop in revenues which have contributed to an overall decline in the current finances of California and its municipalities. California continues to have a structural deficit in fiscal year 2004-05. The State’s credit ratings have improved, but the State continues to experience significant energy-related and other challenges. Adverse conditions affecting California generally could have a disproportionate impact on California municipal securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

22	Tax-Free Funds Prospectus

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON DECEMBER 15, 1997

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002	June 30, 2001	June 30, 2000
Net asset value, beginning of period	$11.59	$11.32	$11.27	$10.79	$11.03
Income from investment operations:
Net investment income (loss)	0.53	0.53	0.57	0.56	0.54
Net realized and unrealized gain (loss) on investments	(0.46)	0.32	0.10	0.48	(0.21)
Total income from investment operations	0.07	0.85	0.67	1.04	0.33
Less distributions:
Dividends from net investment income	(0.53)	(0.55)	(0.56)	(0.56)	(0.54)
Distributions from net realized gain	(0.10)	(0.03)	(0.06)	0.00	(0.03)
Total distributions	(0.63)	(0.58)	(0.62)	(0.56)	(0.57)
Net asset value, end of period	$11.03	$11.59	$11.32	$11.27	$10.79
Total return[1]	0.66%	7.90%	5.85%	9.80%	3.16%
Ratios/supplemental data:
Net assets, end of period (000s)	$36,408	$38,681	$42,913	$47,211	$47,263
Ratios to average net assets:
Ratio of expenses to average net assets	0.55%	0.57%	0.60%	0.60%	0.63%
Ratio of net investment income (loss) to average net assets	4.69%	4.82%	4.88%	4.99%	5.02%
Portfolio turnover	41%	34%	31%	52%	35%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses (annualized)[2]	0.70%	0.65%	0.62%	0.60%	0.80%
[1]	Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Tax-Free Funds Prospectus	23

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Colorado Tax-Free Fund

Portfolio Managers:    Arthur C. Evans and Stephen Galiani

Investment Objective

The Colorado Tax-Free Fund seeks a high level of current income exempt from federal income tax and Colorado individual income tax consistent with the preservation of capital.

Investment Strategies

We invest in investment-grade municipal securities issued by the state of Colorado and its subdivisions, authorities, instrumentalities and corporations. We also invest in municipal securities issued by the territories and possessions of the United States.

Under normal circumstances, the Fund’s average portfolio maturity will be greater than 10 years. The Fund’s average portfolio maturity may reach or exceed 20 years. Depending on market conditions, the Fund’s dollar-weighted average maturity could be higher or lower. We emphasize investments in municipal securities that pay interest income.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and Colorado individual income tax;

•	up to 25% of total assets in securities of related issuers or in securities of any one issuer;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income taxes, including federal AMT; and

•	in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in Colorado municipal securities, events in Colorado are likely to affect the Fund’s investments. The Colorado economy is based on information, professional and technical services, communications, transportation, tourism, natural resources and mining, and manufacturing. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market. See the Statement of Additional Information for a more detailed discussion of the special considerations affecting Colorado municipal securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Tax-Free Funds Prospectus	25

Colorado Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON AUGUST 23, 1993

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002
Net asset value, beginning of period	$11.01	$10.62	$10.40
Income from investment operations:
Net investment income (loss)	0.50	0.52	0.53
Net realized and unrealized gain (loss) on investments	(0.37)	0.39	0.22
Total income from investment operations	0.13	0.91	0.75
Less distributions:
Dividends from net investment income	(0.50)	(0.52)	(0.53)
Distributions from net realized gains	0.00	0.00	0.00
Total distributions	(0.50)	(0.52)	(0.53)
Net asset value, end of period	$10.64	$11.01	$10.62
Total return[1]	1.18%	8.70%	7.33%
Ratios/supplemental data:
Net assets, end of period (000s)	$41,196	$51,730	$50,630
Ratios to average net assets:
Ratio of expenses to average net assets	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	4.62%	4.76%	5.01%
Portfolio turnover	31%	37%	28%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	0.73%	0.71%	0.70%
[1]	Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

26	Tax-Free Funds Prospectus

Financial Highlights

June 30, 2001	June 30, 2000
$9.84	$10.30

0.55	0.54
0.56	(0.45)
1.11	0.09

(0.55)	(0.54)
0.00	(0.01)
(0.55)	(0.55)
$10.40	$9.84
11.54%	0.97%

$47,538	$44,161

0.60%	0.60%
5.38%	5.42%
37%	106%
0.67%	0.86%

Tax-Free Funds Prospectus	27

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Minnesota Tax-Free Fund

Portfolio Manager:    Arthur C. Evans and Stephen Galiani

Investment Objective

The Minnesota Tax-Free Fund seeks a high level of current income exempt from federal income tax and Minnesota individual income tax, without assuming undue risk.

Investment Strategies

We invest in municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities and corporations. We also invest in municipal securities issued by the territories and possessions of the United States. We invest principally in municipal securities with interest exempt from federal income tax and Minnesota individual income tax. While the Fund is required, under normal circumstances, to invest at least 80% of the Fund’s assets in municipal securities that pay interest exempt from Minnesota individual income tax, we currently intend to manage the portfolio whereas at least 95% of the income generated by the Fund is exempt from Minnesota individual income tax.

There are no restrictions on the Fund’s average portfolio maturity. Under normal circumstances, the Fund’s dollar-weighted average maturity will be greater than 10 years. The Fund’s average portfolio maturity may reach or exceed 20 years. Depending on market conditions, the Fund’s dollar-weighted average maturity could be higher or lower. We emphasize investments in municipal securities that pay interest income.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and Minnesota individual income tax;

•	up to 25% of total assets in securities of related issuers or in securities of any one issuer;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income taxes, including federal AMT; and

•	up to 25% of total assets in below investment-grade municipal securities, including unrated securities which we classify as below investment-grade quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in Minnesota municipal securities, events in Minnesota are likely to affect the Fund’s investments. For example, the state’s economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these areas could have a disproportionate impact on Minnesota municipal securities.

We may invest up to 25% of our total assets in below investment-grade municipal securities, sometimes referred to as “high yield/high risk securities” or “junk bonds,” which are considered a more speculative investment than investment-grade municipal securities. Such municipal securities have a much greater risk of default and are more volatile than higher-rated securities of similar maturity. Additionally, these lower-rated municipal securities may be less liquid and more difficult to value than higher-rated municipal securities. See the Statement of Additional Information for a more detailed discussion of the special considerations affecting Minnesota municipal securities.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Tax-Free Fund Prospectus	29

Minnesota Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON AUGUST 2, 1993

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002
Net asset value, beginning of period	$11.27	$10.84	$10.67
Income from investment operations:
Net investment income (loss)	0.49	0.49	0.52
Net realized and unrealized gain (loss) on investments	(0.39)	0.43	0.17
Total income from investment operations	0.10	0.92	0.69
Less distributions:
Dividends from net investment income	(0.48)	(0.49)	(0.52)
Distributions from net realized gains	0.00	0.00	0.00
Total distributions	(0.48)	(0.49)	(0.52)
Net asset value, end of period	$10.89	$11.27	$10.84
Total return[1]	0.86%	8.67%	6.58%
Ratios/supplemental data:
Net assets, end of period (000s)	$143,410	$185,450	$193,327
Ratios to average net assets:
Ratio of expenses to average net assets	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	4.35%	4.43%	4.78%
Portfolio turnover	12%	23%	28%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	0.71%	0.65%	0.65%
[1]	Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

30	Tax-Free Fund Prospectus

Financial Highlights

June 30, 2001	June 30, 2000
$10.18	$10.74

0.54	0.53
0.49	(0.55)
1.03	(0.02)

(0.54)	(0.53)
0.00	(0.01)
(0.54)	(0.54)
$10.67	$10.18
10.32%	(0.02)%

$24,860	$22,451

0.60%	0.60%
5.11%	5.22%
18%	69%
0.73%	0.91%

Tax-Free Funds Prospectus	31

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National Limited Term Tax-Free Fund

Portfolio Managers:    Arthur C. Evans and Stephen Galiani

Investment Objective

The National Limited Term Tax-Free Fund seeks current income exempt from federal income taxes.

Investment Strategies

We invest in investment grade municipal securities. We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT.

Under normal circumstances, we maintain the Fund’s dollar-weighted average maturity between 1 and 5 years, but this average will vary depending on anticipated market conditions. We emphasize investments in municipal securities that pay interest income.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, including federal AMT; and

•	up to 25% of total assets in securities of issuers located in the same state or in related issuers.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities” and “Municipal Securities” risks described under “Common Risks for the Funds” on page 6. The Fund may from time to time focus on investments in certain states or geographic regions, and their performance could be disproportionately affected by political or demographic factors in such states or regions.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Tax-Free Funds Prospectus	33

National Limited Term Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON OCTOBER 1, 1996

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002
Net asset value, beginning of period	$11.09	$10.73	$10.52
Income from investment operations:
Net investment income (loss)	0.29	0.37	0.43
Net realized and unrealized gain (loss) on investments	(0.28)	0.36	0.21
Total income from investment operations	0.01	0.73	0.64
Less distributions:
Dividends from net investment income	(0.29)	(0.37)	(0.43)
Distributions from net realized gains	0.00	0.00	0.00
Total distributions	(0.29)	(0.37)	(0.43)
Net asset value, end of period	$10.81	$11.09	$10.73
Total return[1]	0.06%	6.86%	6.16%
Ratios/supplemental data:
Net assets, end of period (000s)	$170,340	$152,835	$85,371
Ratios to average net assets:
Ratio of expenses to average net assets	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	2.60%	3.29%	3.98%
Portfolio turnover	24%	40%	45%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	0.71%	0.71%	0.76%
[1]	Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

34	Tax-Free Funds Prospectus

Financial Highlights

June 30, 2001	June 30, 2000
$10.19	$10.39

0.46	0.47
0.33	(0.20)
0.79	0.27

(0.46)	(0.47)
0.00	0.00
(0.46)	(0.47)
$10.52	$10.19
7.89%	2.64%

$62,111	$62,669

0.60%	0.61%
4.39%	4.53%
57%	48%
0.71%	0.86%

Tax-Free Funds Prospectus	35

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National Tax-Free Fund

Portfolio Managers:    Arthur C. Evans and Stephen Galiani

Investment Objective

The National Tax-Free Fund seeks current income exempt from federal income tax.

Investment Strategies

We invest in investment-grade municipal securities. We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT.

Under normal circumstances, the Fund’s dollar-weighted average maturity will be between 10 and 20 years, but may vary depending on market conditions. We emphasize investments in municipal securities that pay interest income.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, including federal AMT; and

•	in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the “Debt Securities” and “Municipal Securities” risks described under “Common Risks for the Funds” on page 6. The Fund may from time to time focus on investments in certain states or geographic regions, and its performance could be disproportionately affected by political or demographic factors in such states or regions.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Tax-Free Funds Prospectus	37

National Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund’s financial statements, is also included in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON AUGUST 2, 1993

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002
Net asset value, beginning of period	$10.53	$10.30	$10.22
Income from investment operations:
Net investment income (loss)	0.47	0.52	0.55
Net realized and unrealized gain (loss) on investments	(0.36)	0.22	0.08
Total income from investment operations	0.11	0.74	0.63
Less distributions:
Dividends from net investment income	(0.48)	(0.51)	(0.55)
Distributions from net realized gains	0.00	0.00	0.00
Total distributions	(0.48)	(0.51)	(0.55)
Net asset value, end of period	$10.16	$10.53	$10.30
Total return[1]	1.01%	7.34%	6.24%
Ratios/supplemental data:
Net assets, end of period (000s)	$183,520	$260,989	$294,132
Ratios to average net assets:
Ratio of expenses to average net assets	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	4.60%	4.97%	5.30%
Portfolio turnover	63%	37%	39%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2]	0.70%	0.67%	0.63%
[1]	Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[2]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

38	Tax-Free Funds Prospectus

Financial Highlights

June 30, 2001	June 30, 2000
$9.73	$10.22

0.56	0.55
0.49	(0.49)
1.05	0.06

(0.56)	(0.54)
0.00	(0.01)
(0.56)	(0.55)
$10.22	$9.73
11.01%	0.73%

$300,187	$244,626

0.60%	0.60%
5.53%	5.58%
27%	79%
0.61%	0.77%

Tax-Free Funds Prospectus	39

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Nebraska Tax-Free Fund

Portfolio Manager:    Arthur C. Evans and Mary Jo Sebrell

Investment Objective

The Nebraska Tax-Free Fund seeks current income exempt from federal income tax and Nebraska individual income tax.

Investment Strategies

We invest in investment-grade Nebraska municipal securities of varying maturities. The portfolio’s dollar-weighted average maturity will vary. Generally, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and to preserve capital by shortening maturity when we expect interest rates to increase.

Permitted Investments

Under normal circumstances, we invest:

•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and Nebraska individual income tax;

•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, including federal AMT; and

•	in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by us to be of comparable quality.

Important Risk Factors

The Fund is primarily subject to the risks described under “Common Risks for the Funds” on page 6. Since we invest heavily in Nebraska municipal securities, events in Nebraska are likely to affect the Fund’s investments. The Nebraska economy is primarily based on agriculture and agricultural processing, but has become increasingly diversified with relatively steady growth in the manufacturing, services, finance, insurance and real estate industries. While these recent trends have helped diversify the Nebraska economy, it may still be significantly impacted by changes in agricultural conditions such as the weather, fluctuations in commodity markets, world agricultural production, import and export and decreases in federal agriculture subsidy and support programs. See the Statement of Additional Information for a more detailed discussion of the special circumstances affecting Nebraska municipal securities.

The State of Nebraska does not directly issue debt. The obligations issued by municipalities or political subdivisions that are permitted to issue debt are not backed by the State’s full faith and credit. Accordingly, the Fund relies on the availability of, and must individually analyze the economic condition of, securities issued by the various municipalities and public authorities in Nebraska.

You should consider these risks along with the “Additional Strategies and General Investment Risks” section beginning on page 44. These considerations are all important to your investment choice.

Tax-Free Funds Prospectus	41

Nebraska Tax-Free Fund

This table is intended to help you understand the Fund’s financial performance for the past five years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the three periods ended June 30, and Deloitte & Touche LLP audited this information for the three periods ended August 31. All of this performance information, along with the auditor’s report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	INSTITUTIONAL CLASS SHARES—COMMENCED ON SEPTEMBER 29, 1997

For the period ended:	June 30, 2004	June 30, 2003	June 30, 2002
Net asset value beginning of period	$10.44	$10.16	$10.06
Income from investment operations:
Net investment income (loss)	0.39	0.42	0.43
Net realized and unrealized gain (loss) on investments	(0.35)	0.37	0.13
Total from investment operations	0.04	0.79	0.56
Less distributions:
Dividends from net investment income	(0.39)	(0.42)	(0.43)
Distributions from net realized gain	(0.07)	(0.09)	(0.03)
Total from distributions	(0.46)	(0.51)	(0.46)
Net asset value, end of period	$10.02	$10.44	$10.16
Total return[4]	0.35%	7.91%	5.67%
Ratios/supplemental data:
Net assets, end of period (000s)	$46,253	$64,760	$66,453
Ratios to average net assets[5]:
Ratio of expenses to average net assets	0.83%	0.82%	0.83%
Ratio of net investment income (loss) to average net assets	3.83%	4.06%	4.27%
Portfolio turnover	9%	19%	31%
Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[5,6]	0.87%	0.87%	0.89%
[1]	For the period commencing September 29, 1997 (date of initial public investment).
[2]	The Fund changed its fiscal year-end from August 31 to June 30.
[3]	Distribution less than $0.01 per share.
[4]	Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
[5]	Ratios shown for periods of less than one year are annualized.
[6]	During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

42	Tax-Free Funds Prospectus

Financial Highlights

June 30, 2001[2]	August 31, 2000	August 31, 1999	August 31, 1998[1]
$9.85	$9.76	$10.13	$10.00

0.36	0.42	0.42	0.39
0.21	0.09	(0.36)	0.13
0.57	0.51	0.06	0.52

(0.36)	(0.42)	(0.42)	(0.39)
0.00	0.00	(0.01)	(0.00)[3]
(0.36)	(0.42)	(0.43)	(0.39)
$10.06	$9.85	$9.76	$10.13
5.97%	5.43%	0.54%	5.29%

$64,929	$63,305	$68,443	$67,372

0.82%	0.88%	0.83%	0.87%
4.40%	4.38%	4.17%	4.22%
45%	30%	7%	8%
0.91%	0.88%	0.84%	0.87%

Tax-Free Funds Prospectus	43

Additional Strategies and General Investment Risks

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Summary of Important Risks” section on page 6. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•	We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

•	Share prices—and therefore the value of your investment will—increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•	Each Fund may continue to hold debt instruments that cease to be rated by a NRSRO or whose ratings fall below the levels generally permitted for such Fund. Unrated or below investment-grade securities may be more susceptible to credit and interest rate risks than investment grade securities.

•	The Funds may invest in various derivative instruments. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•	We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

44	Tax-Free Funds Prospectus

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Leverage Risk—The risk that a practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

Non-Diversification Risk—The risk that, because the percentage of a non-diversified fund’s assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A “diversified” investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

Prepayment/Extension Risk—The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected, which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under “Summary of Important Risks”, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Important Risk Factors” in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Tax-Free Funds Prospectus	45

Additional Strategies and General Investment Risks

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)	CALIFORNIA LIMITED TERM TAX-FREE	CALIFORNIA TAX-FREE	COLORADO TAX-FREE	MINNESOTA TAX-FREE	NATIONAL LIMITED TERM TAX-FREE	NATIONAL TAX-FREE	NEBRASKA TAX-FREE
Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	●	●	●	●	●	●	●
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	●	●	●	●	●	●	●
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	●	●	●	●	●	●	●

High Yield Securities

Debt securities of lower quality that produce generally
higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic
conditions, more volatile and less liquid and are subject
to greater risk of default.

	Interest Rate and Credit Risk				●

Illiquid Securities

A security which may not be sold or disposed of in the
ordinary course of business within seven days of approximately the value determined for it by the Fund. Limited to 15%
of net assets.

	Liquidity Risk	●	●	●	●	●	●	●

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and
financial institutions to increase returns on those
securities. Loans may be made up to 1940 Act limits
(currently one third of total assets, including the
value of collateral received).

	Credit, Counter-Party and Leverage Risk	●	●	●	●	●	●	●

Mortgage- and Other Asset-Backed Securities

Securities consisting of undivided fractional interests in
pools of consumer loans, such as mortgage loans, car loans,
credit card debt, or receivables held in trust.

	Interest Rate, Credit and Prepayment/Extension Risk	●	●	●	●	●	●

46	Tax-Free Funds Prospectus

INVESTMENT PRACTICE	PRINCIPAL RISK(S)	CALIFORNIA LIMITED TERM TAX-FREE	CALIFORNIA TAX-FREE	COLORADO TAX-FREE	MINNESOTA TAX-FREE	NATIONAL LIMITED TERM TAX-FREE	NATIONAL TAX-FREE	NEBRASKA TAX-FREE

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which may cause Fund shareholders to bear a pro rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	●	●	●	●	●	●	●
Private Activity Bonds Bonds that pay interest subject to the federal alternative minimum tax. Limited to 20% of net assets.	Interest Rate and Credit Risk	●	●	●	●	●	●	●
Repurchase Agreements A transaction in which the seller of a security agrees to buy back the security at an agreed upon time and price, usually with interest.	Credit and Counter- Party Risk	●	●	●	●	●	●	●

Tax-Free Funds Prospectus	47

Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the “Board”) supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

Ú

INVESTMENT ADVISER	CUSTODIAN
Wells Fargo Funds Management, LLC 525 Market Street, San Francisco, CA Manages the Funds’ investment activities	Wells Fargo Bank, N.A. 6th & Marquette, Minneapolis, MN Provides safekeeping for the Funds’ assets

Ú

INVESTMENT SUB-ADVISER
Wells Capital Management Incorporated 525 Market Street San Francisco, CA Responsible for day-to-day portfolio management

Ú

ADMINISTRATOR	TRANSFER AGENT
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA Manages the Funds’ business activities	Boston Financial Data Services, Inc. Two Heritage Drive Quincy, MA Maintains records of shares and supervises the payment of dividends

Ú

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

Ú

SHAREHOLDERS

48	Tax-Free Funds Prospectus

The Investment Adviser

Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund’s adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under “Management Fees” in the front of this Prospectus. As of June 30, 2004, Funds Management managed over $75 billion in mutual fund assets.

The Sub-Adviser

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser for each of the Funds. In this capacity, it is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. As of June 30, 2004, Wells Capital Management managed assets aggregating in excess of $124 billion.

Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

The Administrator

Funds Management provides the Funds with administrative services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business.

The Transfer Agent

Boston Financial Data Services, Inc., (“BFDS”) provides transfer agency and dividend disbursing services to the Funds.

Tax-Free Funds Prospectus	49

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

•	As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

•	Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”); and if there is no sale, based on latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

•	We determine the NAV of each Fund’s shares each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) at 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund’s total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

•	We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier times under these circumstances. Requests received in proper form before this time are processed the same day. Requests received after the cutoff time are processed the next business day.

•	The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Minimum Investments:

Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements. The minimum initial investment requirements may be waived in certain situations. For instance, any WealthBuilder Portfolio may invest in Institutional Class shares without regard to these minimum investment limits.

50	Tax-Free Funds Prospectus

How to Buy Shares

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

•	Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

•	Institutions are usually the holders of record for Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;

•	Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

•	Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

•	Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Funds;

•	All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks; and

•	In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV.

Tax-Free Funds Prospectus	51

Your Account How to Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

•	We will process requests to sell shares at the first NAV calculated after a request and payment in proper form is received. Requests received before the cutoff time are processed on the same business day.

•	Redemption proceeds are usually wired to the redeeming Institution the following business day.

•	If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

•	We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•	Generally, we pay redemption requests in cash, unless it is determined that the redemption request would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

52	Tax-Free Funds Prospectus

Exchanges

An exchange between Wells Fargo Funds involves two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

•	You should carefully read the prospectus for the fund into which you wish to exchange.

•	Every exchange involves selling fund shares, which may produce a capital gain or loss for tax purposes.

•	In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investments.

•	If you are making an initial investment in a fund through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

•	The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges from investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

Contact your account representative for further details.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

Tax-Free Funds Prospectus	53

Other Information

Income and Gain Distributions

The Funds in this Prospectus make distributions of any net investment income monthly and realized capital gains distributions at least annually. Contact your Institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

Taxes

The following discussion regarding federal and certain state income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please also see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to federal AMT. Such distributions attributable to tax-exempt securities of a state and its subdivisions will also not be subject to the state’s individual income taxes if the Fund primarily invests in such securities. For example, you generally won’t be subject to Minnesota individual income tax on distributions from the Minnesota Tax-Free Fund to the extent such distributions are attributable to the Fund’s Minnesota state and municipal tax-exempt securities, although a portion of such distributions could be subject to Minnesota AMT. Distributions of a Fund’s net investment income from other sources and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct any distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Absent further legislation, this reduced rate of tax will expire after December 31, 2008.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

54	Tax-Free Funds Prospectus

Request for Multiple Copies of Shareholder Documents

To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your customer account representative.

Tax-Free Funds Prospectus	55

Portfolio Managers

Arthur C. Evans

Colorado Tax-Free Fund since 2000

Minnesota Tax-Free Fund since 2004

National Limited Term Tax-Free Fund since 2000

National Tax-Free Fund since 2001

Nebraska Tax-Free Fund since 2004

Mr. Evans joined Wells Capital Management in 2000 managing public fixed income and municipal bond mutual funds and institutional private accounts on the Tax-Exempt Fixed Income Team. Prior to joining the firm in 2000, Mr. Evans was responsible for the investment operations of PennCorp Financial Group, a $6 billion life and health insurance company, as its Chief Investment Officer from 1995 to 1999. He was also an institutional portfolio manager with Blackrock Financial Management in 1995, and a municipal trader/strategist with Conning Asset Management from 1993 to 1995.

Mr. Evans earned his MBA from the Fuqua School of Business, Duke University in 1990. He also earned his BA in business administration—finance from the University of Texas at Austin in 1986.

Stephen Galiani

California Limited Term Tax-Free Fund since 2001

California Tax-Free Fund and its predecessor since 1999

Colorado Tax-Free Fund since 2000

Minnesota Tax-Free Fund since 2004

National Limited Term Tax-Free Fund since 2004

National Tax-Free Fund since 2000

Mr. Galiani joined Wells Capital Management in 1997 and is the firm’s Managing Director for Municipals with overall managerial responsibility for municipal strategy, portfolio management, credit research and trade execution. Prior to Wells Capital Management, he served as Director of Fixed Income from 1995 to 1997 for Qualivest Capital Management. He was President from 1990 to 1995 of Galiani Asset Management Corporation, an independent advisory practice. Mr. Galiani earned his BA in English from Manhattan College and his MBA from Boston University.

Mary Jo Sebrell

Nebraska Tax-Free Fund since 2004

Ms. Sebrell began her career in the investment industry in 1972 and joined Wells Capital Management in 1982 where she has managed public fixed income and municipal bond funds and individual municipal bond portfolios on the Tax-Exempt Fixed Income Team. She is currently a Principal and Portfolio Manager in the Municipal Fixed Income Group of Wells Capital Management. Ms. Sebrell earned a BA in Elementary Education from Washburn University, in Topeka, Kansas, and has served as secretary, treasurer and program chairperson of the California Society of Municipal Analysts.

56	Tax-Free Funds Prospectus

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH

Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which banks use to process checks, transfer funds and perform other tasks.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Below Investment-Grade

Securities rated BB or lower by S&P or Ba or lower by Moody’s Investor Services, or that may be unrated securities or securities considered to be “high risk.”

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth.

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment has been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Distributions of net investment income, realized capital gains and/or capital made by a Fund to its shareholders.

Diversified

A diversified fund, as defined under the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Funds’ total assets. Non-diversified funds are not required to comply with these investment policies.

Dollar-Weighted Average Maturity

The average maturity for the debt securities in a portfolio on a dollar-for-dollar basis.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Tax-Free Funds Prospectus	57

Glossary

Illiquid Security

A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined by the Fund.

Institution

Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

Investment-Grade Securities

A type of bond rated in the top four investment categories by a nationally recognized statistical rating organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Mortgage-Backed Securities

Securities that represent an ownership interest in mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by the borrowers, the investors receive payments of interest and principal.

Municipal Securities

Debt obligations of a state or local government entity. The funds may support general governmental needs or special projects. Virtually all municipal securities are exempt from federal income taxes and most are exempt from state and local income taxes, at least in the state of issue.

Nationally Recognized Statistical Ratings Organization (“NRSRO”)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (“NAV”)

The value of a single fund share. It is determined by adding together all of a fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Total Return

The annual return on an investment, including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

58	Tax-Free Funds Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, or visit our web site at www.wellsfargofunds.com.

Write to:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s web site at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:

SEC Public Reference Room

Washington, DC 20549-6009; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 for details

ADDITIONAL SERVICES QUESTIONS CAN BE ANSWERED BY CALLING YOUR INVESTMENT PROFESSIONAL

P015 (11/04)

ICA Reg. No.

811-09253

# 531567

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Printed on Recycled Paper

WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

Dated November 1, 2004

CALIFORNIA LIMITED TERM TAX-FREE FUND

CALIFORNIA TAX-FREE FUND

COLORADO TAX-FREE FUND

MINNESOTA TAX-FREE FUND

NATIONAL LIMITED TERM TAX-FREE FUND

NATIONAL TAX-FREE FUND

NEBRASKA TAX-FREE FUND

Class A, Class B, Class C and Institutional Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about seven funds in the Wells Fargo Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) — the California Limited Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, National Limited Term Tax-Free Fund, National Tax-Free Fund and Nebraska Tax-Free Fund. Each Fund, except the National Tax-Free Fund and National Limited Term Tax-Free Fund, is considered non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, National Limited Term Tax-Free and National Tax-Free Fund offer Class A, Class B and Institutional Class shares. The California Tax-Free, National Limited Term Tax-Free and National Tax-Free Funds also offer Class C shares. The California Limited Term Tax-Free Fund offers Class A, Class C and Institutional Class shares. The Nebraska Tax-Free Fund offers Institutional Class shares only. This SAI relates to all such classes of shares.

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses, dated November 1, 2004. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and independent registered public accounting firm’s report for the year ended June 30, 2004, are hereby incorporated by reference to the Annual Report. Copies of the Prospectuses and Annual Report may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

ii

HISTORICAL FUND INFORMATION

The Funds in this SAI, except for the Nebraska Tax-Free Fund, were created as part of the reorganization of the Stagecoach family of funds advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank” or “WFB”), and the Norwest Advantage family of funds advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex. The reorganization followed the merger of the advisers’ parent companies.

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to each Fund, except for the Nebraska Tax-Free Fund. Prior to November 5, 1999, the effective date of the consolidation of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

On May 9, 2000, the Board of Trustees of Great Plains Funds (“Great Plains”) and the Board approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the Great Plains Tax-Free Bond Fund to the Trust’s Nebraska Tax-Free Fund. The Nebraska Tax-Free Fund was organized as the successor fund to the Great Plains Tax-Free Bond Fund, which was reorganized into the Nebraska Tax-Free Fund effective September 11, 2000.

The chart below indicates the predecessor Stagecoach, Norwest and Great Plains Funds that are the accounting survivors of the Wells Fargo Funds.

Wells Fargo Funds	Predecessor Funds
California Limited Term Tax-Free	Stagecoach California Tax-Free Income
California Tax-Free	Stagecoach California Tax-Free Bond
Colorado Tax-Free	Norwest Colorado Tax-Free
Minnesota Tax-Free	Norwest Minnesota Tax-Free
National Limited Term Tax-Free	Norwest Limited Term Tax-Free
National Tax-Free	Norwest Tax-Free Income
Nebraska Tax-Free	Great Plains Tax-Free Bond

The California Tax-Free and California Limited Term Tax-Free Funds (sometimes referred to as the “California Funds”) commenced operations on November 8, 1999, as successor to the Stagecoach California Tax-Free Bond and Stagecoach California Tax-Free Income Funds, respectively. The California Funds were originally organized as funds of Stagecoach. The California Tax-Free Bond Fund commenced operations on January 1, 1992 and the California Tax-Free Income Fund commenced operations on November 18, 1992. On December 12, 1997, the California Tax-Free Bond Fund of Overland Express Funds, Inc. (“Overland”) was reorganized with and into the Stagecoach California Tax-Free Bond Fund. The California Tax-Free Bond Fund of Overland commenced operations on October 6, 1988.

The Colorado Tax-Free Fund commenced operations on November 8, 1999, as successor to the Norwest Colorado Tax-Free Fund. The predecessor Norwest Fund commenced operations on June 1, 1993.

The Minnesota Tax-Free Fund commenced operations on November 8, 1999, as successor to the Norwest Minnesota Tax-Free Fund. The predecessor Norwest Fund commenced operations on January 12, 1988. On November 16, 2001, the Minnesota Tax-Free Fund acquired all of the net assets of the Minnesota Intermediate Tax-Free Fund.

The National Limited Term Tax-Free Fund commenced operations on November 8, 1999, as successor to the Norwest Limited Term Tax-Free Fund. The predecessor Norwest Fund commenced operations on October 1, 1996.

The National Tax-Free Fund commenced operations on November 8, 1999, as successor to the Stagecoach National Tax-Free Fund and the Norwest Tax-Free Income Fund. For accounting purposes, the Norwest Tax-Free Income predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Tax-Free Income Fund. The predecessor Norwest Tax-Free Income Fund commenced operations on August 1, 1989. On February 23, 2001, the National Tax-Free Fund acquired all of the net assets of the First Achievement Idaho Municipal Bond Fund and First Achievement Municipal Bond Fund. On May 20, 2002, the National Tax-Free Fund acquired all of the net assets of the Wells Fargo Arizona Tax-Free Fund and the Wells Fargo Oregon Tax-Free Fund.

The Nebraska Tax-Free Fund commenced operations on September 11, 2000, as successor to the Great Plains Tax-Free Bond Fund. The predecessor Great Plains Tax-Free Bond Fund commenced operations on September 29, 1997 as the public successor to a common trust fund that incepted on August 31, 1989.

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that (i) this restriction does not limit a Fund’s investments in securities of other investment companies, (ii) this restriction does not limit a Fund’s investments in municipal securities, (iii) each Fund may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry; and (iv) each Fund may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;

(2) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(3) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(4) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments; nor

(8) invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which (i) is exempt from federal income tax (including federal alternative minimum tax), and (ii) for the state-specific Funds, in investments the income from which is also exempt from such state’s income tax.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(4) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(5) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(6) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Asset-Backed Securities

The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading “Mortgage-Related Securities.”

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds

Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes, see “Floating- and Variable-Rate Obligations” below), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable-rate demand notes and variable- rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Ratings Statistical Organization (“NRSRO”).

Convertible Securities

The Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

The creditworthiness of the issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While a Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund’s financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Derivative Securities

The Funds may invest in various instruments that may be considered “derivatives,” including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds’ investment objectives, policies and quality standards, consider making investments in such new types of derivative securities.

Diversification

The Funds are non-diversified, except for the National Tax-Free Fund and National Limited Term Tax-Free Fund, which means that they have greater latitude than a diversified fund with respect to the investment of their assets in the securities of relatively few municipal issuers. As non-diversified portfolios, these Funds may present greater risks than a diversified fund. However, each Fund intends to comply with applicable diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), as discussed further below under “Taxes.”

Dollar Roll Transactions

The Funds may enter into “dollar roll” transactions wherein a Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Funds’ use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds obligation to repurchase the securities. At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations that are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Forward Commitment, When-Issued and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Geographic Concentration

The Funds, except for the National Limited Term Tax-Free and the National Tax-Free Funds, invest substantially all of their assets in municipal securities issued by issuers within a particular state and the state’s political subdivisions. Those Funds are more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio. These risks arise from the financial condition of the state and its political subdivisions. To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by a Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.

To the extent a Fund’s investments are primarily concentrated in issuers located in a particular state, the value of the Fund’s shares may be especially affected by factors pertaining to that state’s economy and other factors specifically affecting the ability of issuers of that state to meet their obligations. As a result, the value of the Fund’s assets may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or local governments and quasi-government agencies to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within their state. In addition, constitutional or statutory restrictions may limit a government’s power to raise revenues or increase taxes. The availability of federal, state and local aid to governmental issuers may also affect their ability to meet obligations. Payments of principal and interest on private activity securities will depend on the economic condition of the facility specific revenue source from whose revenues the payments will be made, which in turn, could be affected by economic, political or demographic conditions in the state.

High Yield/Lower-Rated Debt Securities

The Minnesota Tax-Free Fund may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher- rated securities.

The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Fund’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale and for which there may not be a readily available market and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may not invest or hold more than 15% of its net assets in illiquid securities.

Guaranteed Investment Contracts

Guaranteed investment contracts (“GICs”) are issued by insurance companies. In purchasing a GIC, a Fund contributes cash to the insurance company’s general account and the insurance company then credits to the Fund’s deposit fund on a monthly basis guaranteed interest at a specified rate. The GIC provides that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it. There is no secondary market for GICs and, accordingly, GICs are generally treated as illiquid investments. GICs are typically unrated.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Trustees to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank, N.A. (“Wells Fargo Bank” or “Custodian”) acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Mortgage-Related Securities

The Funds may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Funds.

Collateralized Mortgage Obligations (“CMOs”). The Funds may invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

Adjustable Rate Mortgages (“ARMs”). The Funds each may invest in ARMs issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

The Funds may also invest in ARMs offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

Mortgage Participation Certificates. The Funds also may invest in mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”), both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Other Mortgage-Related Securities. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with a Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of a Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

Interest Rate Risk. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of a Fund’s shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds

The Funds invest in municipal bonds. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder’s alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund’s portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Certain of the municipal obligations held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

Municipal Notes

The Funds may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”) and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

TANs. An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Changes in the value of municipal securities held in a Fund’s portfolio arising from these or other factors will cause changes in the NAV per share of the Fund.

Municipal Securities

Stand-by Commitments. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities. A Fund values stand-by commitments at zero in determining NAV. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund’s portfolio of securities.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund’s total assets with respect to any one investment company, and (iii) 10% of such Fund’s total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

Participation Interests

Each Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

Certain Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund.

Privately issued securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Trustees and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Stripped Securities

The Funds may purchase Treasury receipts, securities of government-sponsored enterprises (GSEs) and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds may not purchase stripped mortgage-backed securities. The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Swaps, Caps, Floors and Collars

A Fund may enter into interest rate, currency and mortgage (or other asset) swaps, and may purchase and sell interest rate “caps,” “floors” and “collars.” Interest rate swaps involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments). Mortgage swaps are similar to interest rate swap agreements, except that the contractually based principal amount (the “notional principal amount”) is tied to a reference pool of mortgages. Currency swaps’ notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

Zero Coupon Bonds

The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations

The ratings of Moody’s Investors Services (“Moody’s), Standard & Poor’s (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS

In addition to the general financial condition of the State, certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following summary does not purport to be a comprehensive description of all relevant facts. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

General Economic Factors. The economy of the State of California is the largest among the fifty States and is one of the largest in the world, with prominence in the high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services sectors. The State’s General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales taxes. During the boom in the mid to late 1990s, record revenues flowed into the General Fund. The Legislature absorbed the unanticipated revenues by enacting new spending mandates and significant tax cuts took effect. Beginning in 2001, California’s economy slid into recession, and as thousands of jobs were lost and capital gains taxes on stock transfers dropped, General Fund revenues sharply declined. In 2002 and 2003, revenue projections were repeatedly proved too optimistic, and shortfalls resulted. The budgetary stresses resulting from dependence on cyclical revenue sources are compounded by an underlying structural imbalance. In January 2004, in presenting the 2004-05 Governor’s Budget, the Governor acknowledged that over the past five years, revenues had increased by 25 percent while expenditures had increased by 43 per cent; during this 5-year period, the State spent about $22 billion more than it had taken in.

In early 2004, the general economic situation is seen to be improving, as personal income rises. Nevertheless, as of June 2004, the Department of Finance reported that year-to-date revenues to the General Fund were $268 million lower than expected. Housing markets remain strong, despite rising interest rates, with sales and prices at all-time highs in the fourth quarter of 2003. Monthly unemployment figures for the State in August 2004 stood at 5.8 percent, down from 6.2 percent in July and the lowest number since September 2001. The national unemployment rate in August 2004 was 5.4 percent.

Bond Ratings. Three major credit rating agencies, Moody’s, S&P and Fitch, assign ratings to California long-term general obligation bonds. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

In July 2003, S&P downgraded the State’s general obligation credit rating to “BBB.” In December 2003, the State’s general obligation credit rating was downgraded to “BBB” by Fitch and “Baa1” by Moody’s, the lowest rating of any state. After voters approved the economic recovery bond issuance, in May 2004, Moody’s Investor Service upgraded the credit rating of the State’s general obligation bonds to A3 with a positive outlook. In August 2004, S&P upgraded the State’s general obligation bonds to A and removed the rating from CreditWatch. In September 2004, Fitch Ratings upgraded the State’s general obligation bond rating to A-. It is not possible to determine whether or the extent to which Moody’s, S&P or Fitch Ratings will change such ratings in the future. Any revisions or withdrawal of a credit rating could have an effect on the market price and liquidity of the Bonds.

State Finances. The monies of California are segregated into the General Fund and approximately 900 Special Funds. The General Fund consists of the revenues received by the State’s Treasury that are not otherwise required by law to be credited to another fund, as well as earnings from State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. Funds in the General Fund are appropriated pursuant to constitutional mandates or by legislation.

The unreserved fund balance of the General Fund is known as the Special Fund for Economic Uncertainties (SFEU). The SFEU consists of the residual of total resources after total expenditures and all legal reserves (such as reserve for encumbrances). The State draws on the SFEU to fund general activities when revenues decline or expenditures unexpectedly increase. Any appropriation made from the SFEU is an appropriation from the General Fund for budgeting and accounting purposes.

Inter-fund borrowing permits the General Fund to transfer money from special funds when the General Fund is or will be exhausted. All transfers must be restored to the transferor special fund as soon as there is sufficient money in the General Fund to do so, and no transfer may be made if it would interfere with the objective for which such special fund was created. As of July 31, 2004, outstanding loans to the General Fund consisted of $3.169 billion from the SFEU and other special funds.

A new Special Reserve Fund was created in 2004 with the successful passage of Proposition 58. The State will be required to contribute to the special reserve 1% of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years, subject to a cap. Part of the special reserve funds are dedicated to repayment of the economic recovery bonds (ERBs) issued by the State in 2004; the fund will also be used to cushion future economic downturns or remediate natural disasters.

Fiscal Year 2003-04 Budget. California’s fiscal year runs from July 1 to the following June 30. The January before the existing budget expires, the Governor proposes a new budget. The Governor’s proposal is based on assumptions about the budget act then in effect, is updated in May, and is subject to negotiation with the legislature before enactment in the summer.

The 2003-04 Governor’s Budget, released by then-Governor Davis on January 10, 2003 (the “2003-04 Governor’s Budget”), projected a significant downward revision in State revenues because the State economy was not recovering as anticipated. The downward revision was due principally to weak personal income tax revenues, because taxes on exercise of stock options and stock transfers dropped due to the depressed stock market. The 2003-04 Governor’s Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004. The 2003-04 Governor’s Budget proposed to close the budget shortfall by cutting spending, issuing additional debt and shifting State funds.

In the May 2003 Revision to the 2003-04 Governor’s Budget, the cumulative budget shortfall increased to $38.2 billion, due principally to delay in recognizing revenues from tobacco securitization bonds, legislative refusal to make cuts as deep as the Governor requested, and higher than expected caseloads for certain health and social services and correctional programs.

In June 2003, Governor Davis announced that because the State’s revenues were insufficient, as of October 1, 2003, the State would no longer offset taxpayers’ obligations to pay the Vehicle License Fee (VLF), a revenue stream dedicated to local governments equal to 2% of the depreciated market value of vehicles. Local governments include cities, counties, special districts and redevelopment agencies. Since 1998, the State reduced the VLF for taxpaying vehicle owners and paid local governments the difference between the reduced rate and the statutory 2% rate, a practice known as “backfilling.” While the State’s offset obligations officially terminated as of October 1, 2003, the State discontinued backfill payments to local governments immediately as of June 20, 2003. During the interval between June and October 2003, a $1.3 billion gap opened up between the State’s offset obligations and the receipts of local governments. Pursuant to a statute passed in 2003, the $1.6 billion will be paid to local entities in August 2006.

2003 Budget Act. Governor Davis’s 2003-04 Budget was enacted on August 2, 2003 (the “2003 Budget Act”). The 2003 Budget Act provided for a deficit-financing bond of approximately $10.7 billion to help cover the cumulated budget deficit. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, including a 4 percent increase in State tax revenues. General Fund expenditures were estimated to drop 9 percent, from $78.1 billion in 2002-03 to $71.1 billion in 2003-04, due to the suspension of the VLF backfill payments, the receipt of $1.9 billion in pension obligation bonds to cover all of the State’s quarterly pension contributions for 2003-04, and a one-time shift of Medi-Cal accounting from accrual to cash basis ($930 million), among other things.

The 2003 Budget Act was enacted under the shadow of a recall election. In February 2003, a campaign to recall Governor Davis began gathering signatures to support a petition. On July 23, 2003, the California Secretary of State announced that sufficient signatures had been gathered to support the recall petition. A special election was scheduled for October 7, 2003.

Subsequent Developments. On October 7, 2003, California voters ousted Governor Davis and elected Governor Arnold Schwarzenegger. After his election, Governor Schwarzenegger restored the VLF offset at an expected expense of $2.65 billion for 2003-04 and $4.06 billion in 2004-05. At the Midyear Revision in December 2003, Governor Schwarzenegger proposed reductions totaling $3.9 billion for fiscal years 2003-04 and 2004-05.

Governor Schwarzenegger, like ex-Governor Davis, also planned to close the 2003-04 budget deficit by borrowing, but he was initially stalled by court challenges. The pension bond proposal was disapproved by a superior court and the State settled with the plaintiffs before judgment was rendered on appeal. The $10.7 billion deficit bonds were challenged on the grounds that the California Constitution prohibits the State from borrowing to fund current obligations without voter approval. In November 2003, Governor Schwarzenegger repackaged his deficit bond plan as a pair of ballot propositions.

Proposition 57 authorized $15 billion of economic recovery bonds (ERBs). Proposition 58 featured a number of fiscal constraints: (a) a prohibition on future use of many types of deficit bonds (notably excluding short-term borrowing to cover cash shortfalls), (b) creation of a special reserve fund, and (c) a mandate that the Legislature enact a balanced budget. Previously, governors were required to propose a balanced budget, but the Legislature could enact a deficit budget. Half of the Proposition 58 special reserve funds would be allocated to repayment of the ERBs authorized by Proposition 57. The ERBs would also be secured by a dedicated ¼ cent sales tax; the net sales tax would not increase because Proposition 57 also reduced the authority of local governments to levy sales taxes by ¼ cent. Each of Proposition 57 and 58 would not become effective unless the other also passed.

In March 2004, voters approved both Propositions 57 and 58. Another ballot initiative aimed at smoothing budgetary gridlock failed, however; Proposition 56 would have reduced the majority needed to pass budget legislation from 2/3 to 55% of each house.

In May 2004, the State Treasury issued the first tranche of ERBs, a fixed-rate double-barrel security. The true rate of interest on the bonds is 4.025 percent, and it is secured by both ¼ cent sales tax and the Proposition 58 special reserve fund. The approximately $7.9 billion offering was oversubscribed. The second tranche of approximately $2.97 billion offered a variable-rate security. Due to improving economic conditions, the State Treasury collected a total of approximately $11 billion of the authorized $15 billion debt, leaving $4 billion in reserve. The proceeds of the bond sale are funding general obligations, including repayment of $14 billion in short-term revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”) due in June 2004. A RAN is an obligation that is issued and repaid within a single fiscal year; a RAW is issued and redeemed in different fiscal years.

Fiscal Year 2004-05 Budget. Governor Schwarzenegger released his proposed 2004-05 Governor’s Budget on January 9, 2004 (the “2004-05 Governor’s Budget”), which projected improvements in State revenues as a result of economic recovery. The 2004-05 Governor’s Budget projected General Fund revenues to grow 2.4 percent to $76.4 billion and expenditures to decline to $76.1 billion, leaving a reserve of $635 million at the end of 2004-05. A budget shortfall of over $14 billion and a cumulated deficit of $26 billion were also projected.

The May 2004 revision of the 2004-05 Governor’s Budget (the “2004 May Revision”) updated the 2004-05 Governor’s Budget projections, in part to reflect collections in 2003-04 of about $1.3 billion pursuant to an amnesty program for illegal tax shelters, which was more than was expected.

The 2004-05 Budget was passed by the Legislature and signed by the Governor on July 31, 2004, 31 days after the Constitutional deadline. Total budgeted expenditures amount to $102.4 billion, of which $78.7 billion is to come from the General Fund. The 2004-05 Budget projects General Fund revenues to increase by 3.6 percent, as the economy improves. Excluding the impact of the ERBs, the 2004-05 Budget provides for General Fund expenditures to increase by 6.7 percent. The 2003-04 fiscal year ended with a reserve of $2.2 billion in the General Fund, and with 2004-05 revenues projected at $77.3 billion, an ending balance of $768 million is estimated for June 2005.

The 2004-05 Budget addresses a projected shortfall of approximately $14 billion by adopting a variety of solutions. These solutions include: (1) spending less on established programs (among other things, suspending increased spending on K-14 education); (2) increased borrowing (including ERBs, issuance of nearly $1 billion in bonds to cover current pension fund payment obligations, and bonds sold in anticipation of an increased State share of tribal gaming revenue pursuant to new compacts); (3) shifting funds and increasing fees (including tuition increases for university and college education and a proposal to take a 75% share of any punitive damages awarded in California courts); (4) increasing revenues (a tax amnesty program is planned, and a teachers’ tax credit is to be suspended for two years); and (5) diversion of local property taxes and gasoline tax funds.

There are contingencies to these strategies, which the Budget assumes will all be satisfied. The pension bond proposal may not be implemented—when substantially similar bonds were proposed last year, a superior court enjoined their issuance and the State settled with the plaintiffs before judgment was rendered on appeal, and a new challenge has been raised against issuance of the bonds this year. The State’s interest in tribal gaming revenues is subject to federal approval of new gaming compacts, resolution of a lawsuit challenging the new compacts, and the cooperation of voters, who will be presented in November with competing propositions to give the State a share of tribal gaming revenue. The diversion of local property taxes also depends on a favorable resolution to a lawsuit by over three dozen California cities and the success of a ballot proposition.

During the budget process, the Governor reached understandings with local governments and with the University of California and the California State University, which trade short-term funding cuts in exchange for more funds and more financial autonomy later. After negotiations with the Legislature, the 2004-05 Budget does not reflect cuts in higher education spending as deep as the Governor had proposed. California’s two university systems have agreed to reduced State funding for research and academic support and will staunch the funding losses by imposing higher fees. Unlike the multiyear compacts proposed by the Governor, the 2004-05 Budget does not contain any commitments for future budgets that would reduce the State’s annual budgetary discretion, and eligible students will not be diverted outside the university system.

Local governments agreed in principle to shift $1.3 billion in funds otherwise allocated to local governments in each of fiscal years 2004-05 and 2005-06. In return, the Governor agreed to sponsor a constitutional initiative in November 2004 that would, beginning in 2006-07, curb State authority to reduce local governments’ share of tax revenue. If voters pass the measure, in 2004-05 and 2005-06, local governments would face cuts in property tax revenue allocated by the State. Entities with the capacity to charge user fees, providers of transportation, water and sewer services, will face the heaviest funding cuts, losing 40% of their property tax revenue to the State. The measure would also replace the ¼ cent sales tax revenue with a share of property tax revenue, permanently reduce the VLF to 0.65 percent, and eliminate the State’s VLF backfill obligations. It is not possible to predict whether California voters will endorse the local government proposition.

Certain problems identified by the LAO early in the 2004-05 budgeting process were not resolved in the final 2004-05 Budget. According to the LAO, the 2004-05 Budget (1) contains a significant number of one-time or limited term solutions, and (2) commits the State to increased spending in future years, in part by deferring current obligations. The LAO anticipates that “substantial additional actions will be needed to bring future budgets into balance.” In particular, the LAO has criticized the local government proposal for merely shifting the budget crisis from the State level to the local level, rather than fixing it. To the extent that local entities are unable to recoup their losses with higher fees, service, capital investment and maintenance may suffer. For years after 2006, the LAO criticizes the proposal for limiting the State’s future flexibility to manage revenue shortfalls, and by locking into place an unwieldy relationship between the State and local governments. The LAO estimated that as of the 2004 May Revision, future deficits would be in the range of $6 billion in 2005-06 and $8 billion in 2006-07, and in September 2004, the LAO stated that additional spending commitments included in the 2004 Budget Act will likely increase these projected future shortfalls. According to the LAO, substantial additional actions will be needed to bring future budgets into balance.

Many of the Governor’s budget assumptions are controversial and there can be no assurance that the revenue-raising or cost-shifting proposals will be approved by voters or withstand judicial scrutiny.

Future Budgets. We cannot predict what actions will be taken in the future by the State Legislature, the Governor and voters to deal with changing State revenues and expenditures. Governor Schwarzenegger has presented budget reforms directly to voters as ballot propositions that amend the California Constitution. Embedding near-term solutions into the State Constitution, particularly solutions that defer current costs and that anticipate benefits in the future, may impair the State’s flexibility and limit its options in the future. The State budget will be affected by national and State economic conditions and other factors.

State Indebtedness. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies.

General Obligation Bonds. California’s capacity to issue general obligation bonds is described in the State Constitution. General obligation indebtedness of the State may not be created without the approval of a majority of voters. Debt service on general obligation bonds is the second charge to the General Fund after the support of the public school system and public institutions of higher education. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of August 1, 2004, the State had outstanding approximately $45.9 billion aggregate principal amount of long-term general obligation bonds and unused voter authorizations for the future issuance of $34.5 billion of long-term general obligation bonds.

Commercial Paper. Voter-approved general obligation indebtedness may be issued as commercial paper notes for some bond issues. Pursuant to the terms of the bank credit agreement supporting the general obligation commercial paper program, not more than $1.5 billion in general obligation commercial paper notes may be outstanding at any time. As of August 31, 2004, the State had approximately $1 billion aggregate principal amount in general obligation commercial paper notes outstanding.

Lease-Revenue Bonds. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency under a long-term lease which provides the source of payment of the debt service on the lease-revenue bonds. The State had $7.3 billion General Fund-supported lease-revenue debt outstanding at August 1, 2004.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had outstanding $40.2 billion in aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund as of June 30, 2004.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. In June 2003, the State issued $11 billion of 2003-04 RAWs, the largest-ever issuance of such securities. In September 2003, the State issued $3 billion of RANs. Both RANs and RAWs were repaid with proceeds of the ERB issuance. In September 2004, the State issued $6 billion RANs to mature in June 30, 2005.

Borrowings from the United States Department of Labor. California has not collected unemployment contributions sufficient to match unemployment claims, and its unemployment insurance trust fund faces a projected deficit of $722 million by the end of 2004. The deficit reflects California’s comparatively low employer contribution requirements, due to a low taxable wage base. It also reflects the expansion of benefits to workers in 2001 and the high number of benefit claimants. Also, workers have been staying unemployed longer than in previous recessions, more workers are exhausting their unemployment benefits, and long-term unemployment is affecting older and more educated workers disproportionately. The trust fund deficiency has caused employer contribution rates to rise to emergency levels, but payments are still less than outflows. The State has been approved for a $1.2 billion loan from the U.S. Department of Labor, which it expected to draw down beginning in calendar year 2004. Loans that are repaid within a single federal fiscal year are interest-free, but any outstanding balance after that period must be repaid with interest. The loan principal will be repaid by increases in unemployment insurance taxes, but the interest cannot be repaid from unemployment insurance contributions by employers, but must come from other state revenues.

Constitutional, Legislative and Other Factors. California voters have approved a series of tax-limiting initiatives, adding complexity to the revenue-raising process of the State and local entities. California also has a rule of taxpayer standing (Cal. C.C.P. 526a) that permits any citizen or corporation liable to pay a tax to challenge the assessment in court to prevent illegal expenditure, waste, or injury, provided that no bonds for public improvements or public utilities may be enjoined. With this relatively low bar to taxpayer lawsuits, the California judiciary has interpreted many of the tax-related initiatives, sometimes with results unexpected by taxing authorities. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. It is also possible that California entities have not successfully complied with the complex and ambiguous legislative framework, and may in the future be required to return revenues previously collected.

The initiatives began in 1978 with Proposition 13 (Cal. Const. Art. XIIIA), which, as amended, generally caps the maximum real property tax that may be imposed at one percent, caps annual increases in assessed property values at two percent, permits reassessment to market value only on sale (subject to certain exemptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Proposition 13 also gave the State Legislature responsibility for allocating the remaining proceeds of the property tax. Proposition 13 was intended to stop local governments from relying on open-ended voter approval to incur governmental expenses deemed desirable from year to year, and from levying taxes accordingly. Proposition 13 is believed to have altered local land development policies by encouraging localities to approve development of retail facilities over housing: typically, cities and counties obtain the highest net revenues from retail developments, and housing and manufacturing developments often yield more costs than tax revenues. Furthermore, because the basic one percent ad valorum tax is based on the value of the property as of the owner’s acquisition, the amount of tax on comparable properties varies widely.

Proposition 4 or the “Gann Initiative” (Cal. Const. Art. XIIIB) was adopted in 1979 and restricts State and local spending of revenues derived from taxes, regulatory licenses, user charges or other fees. The spending limits are adjusted annually to reflect changes in the cost of living and population growth. If revenues exceed limits, local governments must return excess revenues to taxpayers in the form of rate reductions; the State is obligated to refund half of the excess to taxpayers, and to transfer the remaining half to schools and community colleges.

Both Propositions 13 and 4 have been amended several times, and both continue to constrain State and local spending. After the passage of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the lost property tax revenues, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the State curtailed post-Proposition 13 aid to local government entities other than school districts by requiring cities and counties to transfer some of their allocated property tax revenues to school districts. Notwithstanding the cutbacks, local governments have continued to rely on the State to support basic local functions, including local law enforcement, juvenile justice and crime prevention programs. The State has withheld these allocations in part in 2003-04 to deal with the State’s financial challenges.

In 1986, California voters approved Proposition 62, a statute that requires super-majority approvals of local government taxes. Two-thirds of the local entity’s legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds vote of the electorate must approve any special tax for specific purposes. In 1995, the California Supreme Court upheld the constitutionality of Proposition 62.

In 1996, California voters approved Proposition 218 (Cal. Const. Arts. XIIIC and XIIID), an initiative with a purpose of “limiting local government revenue and enhancing taxpayer consent.” Proposition 218 requires a majority of a local entity’s electorate to approve any imposition or increase in a general tax, and two-thirds of the local entity’s electorate to approve any imposition or increase in a specific tax. Proposition 218 also precludes special districts, including school districts, from levying general taxes; accordingly, special districts are required to obtain two-thirds approval for any increases. Proposition 218 has a retroactive effect, in that it enables voters to use initiatives to repeal previously authorized taxes, assessments, fees and charges.

Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some California cities and counties experienced lowered credit ratings, and other local governments may be reduced in the future. In recent lawsuits, the California Court of Appeal has applied the anti-tax intent of Proposition 218 broadly to find city and county taxes and charges invalid.

Other litigation and initiatives complicate the State’s ability to spend tax revenue.

In 1988, voters passed Proposition 98, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the Legislature, by a two-thirds vote in both houses and with the Governor’s concurrence, to suspend the minimum funding formula for a one-year period. In the 2004-05 Budget, the level of Proposition 98 spending is approximately $2 billion less than otherwise required due to a suspension. The 2004-05 Budget adds $2 billion to the existing “maintenance factor” (the difference between Proposition 98 guarantees and actual appropriations), bringing the estimated cumulative maintenance factor to $3.625 billion at the end of 2004-05, which must be restored in future years as economic conditions improve. The Governor has projected that the maintenance factor will be restored in 6-10 fiscal years.

With a constitutional initiative proposed for November 2004, Governor Schwarzenegger will ask voters to implement a complex tax swap arrangement to provide funding for local governments. As described above, the measure would shift $1.3 billion from local governments in each of 2004-05 and 2005-06, but would prohibit such transfers in the future.

The full impact of these propositions and initiatives on existing and future California security obligations remains to be seen. Further, it is unknown whether additional legislation bearing on State and local government revenue will be enacted in the future and, if enacted, whether such legislation will provide California issuers enough revenue to pay their obligations.

The State is involved in certain legal proceedings (described in the State’s recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Among other things, the lawsuits seek damages from the State relating to pension funding, flood damages, environmental remediation and energy contracts. Claimants seek refunds of corporate tax assessments and escheats, and prohibitions against deferral of payments to local governments. In addition, penalties against the State for errors in compliance with federal food stamp and child support programs may require the State to make significant future payments.

Other Considerations. Certain debt obligations held by the Funds may be obligations payable solely from lease payments on real or personal property leased to the State, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a Fund would not be paid in a timely manner.

Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California’s selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

Recent Developments Regarding Energy. The stability of California’s power grid and its transmission capacity remains of concern. In its 2004 Summer Assessment, California’s Independent Service Operator (ISO) predicts adequate capacity to meet anticipated summer demands, but with a narrow operating margin, and with the reliability of the power grid qualified by anticipated transmission bottlenecks in about 30 areas. Heat waves in Southern California in the spring of 2004 have resulted in transmission emergencies, which have prompted cuts to certain volunteer customers and also short rotating blackouts. In 2000 and 2001, at the height of California’s energy crisis, the State experienced rolling blackouts, or cuts of power to entire blocks of the power grid. Since 2001, California’s supply of electric energy has been augmented by 36 new power plants with a combined capacity of 5,000 megawatts becoming operational, and transmission lines have been upgraded.

California is still paying the financial costs incurred in 2000-01, and it is still contesting those costs. In January 2001, then-Governor Davis directed the California Department of Water Resources (“CDWR”) to enter into contracts and make arrangements for the purchase and sale of electric power as necessary when three investor-owned utilities (“IOUs”) exhausted their cash reserves and became unable to purchase electricity in the spot market. As of March 2004, the total energy contract cost is projected to be $28.3 billion. The contracts remaining in CDWR’s portfolio are deemed to be more reliable supply commitments, due to generator promises to build new plants. California has asserted that certain long-term energy contracts are invalid due to market manipulation by certain energy companies and it continues to seek disgorgement.

CDWR’s present liability for the 2001-02 power purchases consists of $11.263 billion in revenue bonds. Payment on the CDWR revenue bonds is made from bond service charges paid by customers of the IOUs. The CDWR revenue bonds are not a debt or liability of the State and do not obligate the State to levy or pledge any form of taxation or to make any appropriation for their payment.

Natural gas prices in California are not regulated and therefore may fluctuate. One of the State’s IOUs also supplies natural gas, and its credit difficulties and bankruptcy filing have impaired its ability to obtain supplies. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

There can be no assurance that there will not be continued and future disruptions in energy supplies or related developments that could adversely affect the State’s and local governments’ economies, and that could in turn affect State and local revenues.

Seismic Activity. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Fire. Due to hot summers, low humidity and dry winds, California is subject to certain risks with regard to wildfires. In October 2003, wildfires engulfed over 746,000 acres and hundreds of homes in Los Angeles, Riverside, San Bernardino, San Diego and Ventura Counties. The President declared disaster areas in four counties. Losses have been estimated in the range of $1.5 to $2.5 billion. As of May 2004, state and federal authorities had assembled more than $300 million in disaster relief funds for the 2003 wildfires. The 2004 wildfire season has not, to date, been unusually costly.

Water Supply and Flooding. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. California has intermittently experienced droughts and floods. During droughts in the 1980s and 1990s, some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured severe deprivations. Heavy rainfall may result in floods. Following the 2003 fires, torrential rain in Southern California precipitated mudslides, which compounded losses suffered in the wildfires. As with the potential risks associated with seismic activity, any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

Additional Proposed Bond Obligations. When State voters authorized the ERBs in March 2004, they also approved issuance of $12 billion in general obligation bonds to construct and renovate public education facilities (kindergarten through university level). Accordingly, approximately $27 billion in new state general obligation debt has been authorized in 2004.

Additionally, several private groups have gathered enough signatures to qualify proposals for presentation to voters. Californians for Stem Cell Research and Cures backs a proposal to issue $3 billion of state general obligation bonds to provide $295 million annually for 10 years to California schools, institutes, and private companies conducting stem cell research. The measure is designed to be self-funding, with repayment made from patent royalties and tax revenues generated by new jobs. Independently, the California Children’s Hospital Association backs a proposal to issue $750 million in state general obligation bonds to fund grants to eligible children’s hospitals across California.

SPECIAL CONSIDERATIONS

AFFECTING COLORADO MUNICIPAL OBLIGATIONS

The following highlights some of the more significant financial trends and issues affecting Colorado and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of the date of this SAI. Wells Fargo Bank has not independently verified any of the information contained in such resources, but is unaware of any fact that would render such information inaccurate.

Overview of Colorado Economy and General Information

During the mid-1980’s, the State’s economy was adversely affected by numerous factors, including the contraction of the energy sector, layoffs by advanced technology firms and an excess supply of both residential and nonresidential buildings causing employment in the construction sector to decline. As a result of these conditions, certain areas of the State experienced particularly high unemployment. Furthermore, in 1986, for the first time in 32 years, job generation in the State was negative and, in 1986, for the first time in 21 years, the State experienced negative migration, with more people leaving the State than moving in.

During the 1990s, the Colorado economy became increasingly diversified moving from an economy formerly reliant on agriculture and mining to one based on services, communications, transportation,

tourism, health care, high-tech and manufacturing, with small businesses predominating. During this period there was steady improvement in the Colorado economy: per-capita income increased approximately 60.1% from 1990 to 1999 (5.6% in 1999) and retail trade sales revenues increased approximately 100.6% from 1990 to 1999 (7.4% in 1999), reflecting, in part, an annual average population growth rate of 2.7% and an average unemployment rate of 4.4% during this period. In 2000, the peak year of the economic expansion, per-capita income increased approximately 3.0%, wage and salary income increased approximately 12.6% and retail trade sales revenues increased approximately 11.1%. In addition, the population increased 6.0% and the average unemployment rate hit a historic, and unsustainable, low of 2.7%.

In 2001 Colorado’s economy, like the national economy, began to weaken, taking a sharp downturn after the September 11, 2001 terrorist attacks. In 2001, per-capita income growth slowed to approximately 1.7%, wage and salary income growth slowed to approximately 3.6%, retail trade sales revenues slowed to approximately 1.6%, population growth slowed to 2.1% and the average unemployment rate increased to 3.7%. Colorado began to lose jobs in January 2001, and declines in the state’s high technology, communications, and finance industries combined with a dramatic slowdown in tourism (caused in part by the worst drought since the 1930s and related Colorado wild fires), caused significant job losses during 2002. Colorado lost 43,000 jobs in 2002 and 32,000 jobs in 2003. The losses in 2002 and 2003 were the most severe in any reported period in the last sixty years. Colorado continued to lose jobs in January and February of 2004, but the State added 34,400 jobs in March and April of 2004. The construction, trade and business service sectors accounted for nearly all of the growth during March and April, while every other sector remained essentially flat. The most significant losses since December 2000 occurred in the manufacturing and information sectors, which have both seen employment drop by more than 20 percent.

At the present time, Colorado government officials believe that the economic signals are encouraging and that evidence continues to mount that the worst of the recent negative economic conditions are over. Increasing national economic activity, however, will play a vital role in the continued strengthening and growth of economic activity in Colorado. The unemployment rate in Colorado is expected to average 5.1% in 2004, following an average level of 6.0% in 2003. The unemployment rate is expected to gradually decline to 3.9 % by 2008.

Personal income in Colorado increased by 2.8% in 2003. At the present time, Colorado government officials estimate that personal income growth will increase by 4.6 in 2004. In addition, wage and salary income increased 2.6% in 2003 and is expected to increase 5.0% in 2004. Retail trade sales are expected to improve in 2004 to 3.1% as compared to a 0.3 % decline in 2003. Government officials also expect retail trade sales to increase 4.4% in 2005 and to strengthen further over the remainder of the forecast period (through 2008), while population growth is expected to increase slightly to 1.2% in 2004 (from 1.1% growth in 2003, the lowest growth since 1990) and then increase slowly to 1.8% by 2008. Government officials also expect corporate and income tax revenue to increase 1.0% and 8.6%, respectively, in the 2004 fiscal year, and 27.7% and 7.3%, respectively, in the 2005 fiscal year.

Government officials believe that the main risk to the forecast continued improvement in the Colorado economy is that the national economy will not resume robust growth in the near term as Colorado’s recovery is expected to follow the national recovery. In addition, if housing prices, which increased dramatically in Colorado during the later half of the 1990s, become high relative to the underlying economic conditions, the State could see a drop in housing prices. Should this occur, consumer spending would decrease, cash-out financing would be much lower and slow spending and job growth in many industries that rely on home sales would be lower.

Political Subdivisions

The State of Colorado’s political subdivisions include approximately 1,600 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies, which depend on seasonal tourism, downturns in sales tax and other revenues, and fluctuations in the real estate market. Real estate construction levels are expected to continue to decline in 2004, after declining in 2003 and 2002. The value of nonresidential building construction is expected to remain flat in 2004 and is expected to increase 7.9% in 2005. The total number of home permits is expected to increase 3.8% in 2004.

State Finances: General Fund

The State derives all of its General Fund revenues from taxes. The two most important sources of these revenues are sales and use taxes and income taxes, which accounted for approximately 34% and 59%, respectively, of total General Fund net collections during fiscal year 2003.

The State experienced a $179.0 million (or 2.9%) decline in General Fund revenues for fiscal year 2003—largely due to continued economic downturn and fallen stock values. The continued dismal performance of the stock markets for much of fiscal year 2003 has impacted tax receipts on capital gains. Similarly, the fact that a significant portion of Colorado’s use tax revenue is derived from the telecom industry resulted in a 2.9% decline in use tax revenues in fiscal year 2003.

As a result of the revenue shortfall, budget reductions, transfers, and other decisions were made which resulted in a General Fund reserve of $223.1 million for fiscal year 2003 in lieu of a budget deficit that otherwise would have occurred. This compares with reserves of $165.3 million and $786.8 million in the previous two fiscal years. The weak economy and resulting General Fund revenues is expected to place ongoing pressure on the balance of the General Fund; however, current projections reflect a balanced budget in fiscal year 2004 with General Fund revenues expected to increase 4.3% in fiscal 2004 and to increase at an annualized rate of 6.4% over the remaining five years of the fiscal forecast.

Colorado Constitutional and Other Laws

State Constitution. The Colorado Constitution contains strict limitations on the ability of the State to create debt. However, the constitutional provision has been interpreted not to limit the ability of the State to issue certain obligations which do not constitute debt, including short-term obligations which do not extend beyond the fiscal year in which they are incurred and certain lease purchase obligations which are subject to annual appropriation. The State is authorized pursuant to State statutes to issue short-term notes to alleviate temporary cash flow shortfalls.

TABOR Amendment. On November 3, 1992, the Colorado voters approved a State constitutional amendment (the “TABOR Amendment”) that restricts the ability of the State and local governments to increase taxes, revenues, debt and spending. The TABOR Amendment provides that its provisions supersede conflicting State constitutional, State statutory, charter or other State or local provisions.

Among other provisions, the TABOR Amendment requires the establishment of emergency reserves, limits increases in district revenues and in district fiscal year spending, and requires voter approval for new taxes, tax increases or debt not meeting certain exceptions. As a general matter, annual State fiscal year spending may change not more than inflation plus the percentage change in State population in the prior calendar year. Annual local district fiscal year spending may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the TABOR Amendment. The TABOR Amendment provides that annual district property tax revenues may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the TABOR Amendment. District revenues in excess of the limits prescribed by the TABOR Amendment are required, absent voter approval, to be refunded by any reasonable method, including temporary tax credits or rate reductions. Such “TABOR surpluses” for the State grew from $139 million in fiscal year 1997 to $927.2 million in fiscal year 2001, and over the past several years the State has refunded revenues in excess of applicable limits to certain taxpayers in the State in accordance with the TABOR Amendment.

During the 1990’s the federal government underestimated Colorado’s population. Therefore the State refunded $483 million to taxpayers under the TABOR Amendment that would not have been refunded if the proper population estimates had been made. The TABOR Amendment allows for the limit to be adjusted each decade in accordance with the Census count. The Colorado General Assembly determined that the proper way to make the adjustment was to use the percentage change in the State’s populations (6.0%) in the TABOR Amendment limit for the 2002 fiscal year and then measure the amount of revenue that comes in below that adjusted limit. The percentage points of population growth in the limit that are not used in the 2002 fiscal year can be carried forward into future years (referred to as the “growth dividend”) until such time as all of the population percentage change is carried forward or a new Census is conducted.

Because of reduced sales and income tax collections during the 2002 fiscal year, the State did not have a TABOR surplus for fiscal year 2002 and 2003, and presently anticipates, after application of the growth dividend, that no TABOR surplus will exist for fiscal years 2004, before continuing in the 2005 fiscal year. The TABOR Amendment also provides that a local district may reduce or end its subsidy to any program (other than public education through grade 12 or as required by federal law) delegated to it by the State General Assembly for administration.

Since revenue fell below the limit in fiscal year 2003, none of the population adjustment was used that year. However, since the State would have been $224.8 million above its limit during the 2004 fiscal year without the population adjustment, 2.9 percentage points out of the six percentage points available will be used to raise the limit enough to retain the revenue received. The remaining 3.1 percentage points of the population dividend will be used in the 2005 fiscal year. Use of the remaining population adjustment in the 2005 fiscal year will raise the limit by another $240.1 million for a total of $470 million in additional revenue kept under the limit that year.

Other Considerations. This description is not intended to constitute a complete description of all of the provisions of the TABOR Amendment. Furthermore, many provisions of the TABOR Amendment and their application are unclear. Several statutes have been enacted since the passage of the TABOR Amendment attempting to clarify the application of the TABOR Amendment with respect to certain governmental entities and activities, and numerous court decisions have been rendered interpreting certain of the TABOR Amendment’s provisions. However, many provisions of the TABOR Amendment may require further legislative or judicial clarification. The future impact of the TABOR Amendment on the financial operations and obligations of the State and local governments in the State cannot be determined at this time.

The financial operations and obligations of the State and local governments in Colorado may also be affected directly or indirectly by future changes in law or the interpretation of the law. In recent years, several ballot initiatives approved by voters have had a significant impact on the State’s General Fund, and other ballot initiatives have been proposed which, if passed, would potentially have had a material adverse effect on development in the State and the State economy.

SPECIAL CONSIDERATIONS AFFECTING MINNESOTA MUNICIPAL OBLIGATIONS

The following highlights some of the more significant financial trends and issues affecting Minnesota and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of the date of this SAI. While the Trust has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

Constitutional State Revenue Limitations. Minnesota’s constitutionally prescribed fiscal period is a biennium. No agency or other entity may spend more than its “allotment.” The State’s Commissioner of Finance, with the approval of the Governor, is required to reduce excess allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State’s legislature is not in session, the Governor is empowered to convene a special legislative session.

Effect of Limitations on Ability to Pay Bonds. There are no constitutional or statutory provisions which would impair the ability of Minnesota municipalities, agencies or instrumentalities to meet their bond obligations if the bonds have been properly issued.

Population Trends in the State. Minnesota resident population grew from 4,390,000 in 1990 to 4,934,000 in 2000 or, at an average annual compound rate of 1.2 percent, the same as the national average at an annual compound rate during this period. From 2000 to 2003, Minnesota’s resident population was 4,934,000, having grown at an annual compound rate of 0.8 percent compared to the annual rate for the U.S. as a whole of 1.0 percent. Minnesota population is currently forecast by the U.S. Department of Commerce to grow at annual rate of 0.8 percent through 2015.

Structure of the State’s Economy. Diversity and a significant natural resource base are two important characteristics of the State’s economy.

At an aggregate level of detail, the structure of the State’s economy parallels the structure of the United States economy as a whole. For 2003, State employment in 14 major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of the total State employment was within two percentage points of national employment share.

Some unique characteristics of the State’s economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the State’s employment highly concentrated in the fabricated metals, machinery and computers and electronics categories. Of particular importance is the computers and electronics category in which 24.6 percent of the State’s durable goods employment was concentrated in 2003, as compared to 15.2 percent for the United States as a whole.

The importance of the State’s resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2003, 36.5 percent of the State’s non-durable goods employment was concentrated in food manufacturing. This compares to 27.3 percent in the national economy. Over half of the State’s acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in the State than in the U.S.

Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 6.1 thousand in 1990 to 3.5 thousand in 2003.

Employment Growth in the State. Between 1990 and 2000, Minnesota’s employment grew 23.3 percent compared with 19.9 percent nationwide. For the 2000 to 2003 period, Minnesota’s non-farm employment declined 0.9 percent compared to 1.4 percent nationally.

Performance of the State’s Economy. Since 1990, State per capita personal income has been within nine percentage points of national per capita personal income. The State’s per capita income has generally remained above the national average. In 2003, Minnesota per capita personal income was 108.9 percent of the national average.

During 2002 and 2003, the State’s monthly unemployment rate was generally less than the national unemployment rate, averaging 4.4 percent in 2002, as compared to the national average of 5.8 percent. In 2003, Minnesota’s unemployment rate averaged 5.0 percent, as compared to the national average of 6.0 percent.

Local Obligations. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the State has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurances that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

SPECIAL CONSIDERATIONS

AFFECTING NEBRASKA MUNICIPAL OBLIGATIONS

The concentration of the Nebraska Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states in different regions of the country. Nebraska’s Constitution limits the debt the State may incur and sets certain restrictions on debt incurred by municipalities and political subdivisions. Accordingly, the availability of Nebraska municipal securities and the economy of the State will affect the Fund. The following is a brief summary of data and economic trends based upon information drawn from government web sites and other resources publicly available as of the date of this SAI. The Trust has not independently verified such information, but has no reason to believe that such information is inaccurate in any material respect.

Governmental Units and Finances

Nebraska has 93 counties, 532 incorporated municipalities and over 1,700 other political subdivisions or authorities. These include governmental units such as school districts, utility districts, the Nebraska Educational Facilities Authority, and the Nebraska Investment Finance Authority. While these various municipalities and public authorities dominantly rely on independent revenue sources, such as property taxes, these entities are not immune from State revenue shortfalls, which lead to reductions in State aid to the entities. Furthermore, municipal securities issued by public authorities in Nebraska are not backed by the State’s full faith and credit.

Throughout the early and mid 1990s, state and local revenues, in the aggregate, increased each year at a rate sufficient to cover all increases in state and local expenditures. The trend has continued into the 2000s. The continued increase in revenues at a level sufficient to cover current and future expenditures will depend on numerous factors, including the State’s economy, property tax values and the financial condition of each municipality or public authority issuing municipal securities.

Generally, the municipal securities issued by the State’s various governmental units have been highly regarded. Notwithstanding, certain Nebraska municipal securities contain unique risks. Such municipal securities may include, without limitation, health care providers, nuclear power plants, facility offerings and other private activity bonds that lack governmental backing. The Fund’s success may be impacted by its ability to adequately evaluate the unique risks associated with the respective issuers.

Economic Conditions

During the mid and late 1990s, Nebraska’s economy experienced consistent growth. State employment steadily increased from 880,246 in 1994 to an estimated 976,034 in 2003 with almost uniform increases in all non-farm industries. Nebraska’s unemployment rate has consistently been among the lowest rates in the Nation. From 1994 through 2001, Nebraska’s unemployment rate ranged from 2.6% to 3.1%. Nebraska’s per capital income, while below the national average, grew from $21,168 in 1994 to $20,331 in 2003. Nebraska also experienced positive net migration and population growth in the mid and late 1990s, reversing net out migration from 1974 to 1990. Based upon Census information, Nebraska’s population increased from 1,621,551 in 1994 to 1,739,291 in 2003.

Historically, national economic downturns have had less economic impact on Nebraska than other states; while at the same time, Nebraska’s economy traditionally has not grown as fast as others in periods of national economic expansion. During the 1990s, the Nebraska economy increasingly diversified away from being heavily dependent agriculture. Increases in manufacturing, services and finance, insurance and real estate industries have helped to more uniformly distribute Nebraska’s gross state product. However, the Nebraska economy remains heavily dependent upon agriculture and may be adversely affected by the farm commodities markets, changes in federal agriculture programs, and production and weather conditions. Additionally, the diversification of the State’s gross state product over the last decade may affect the Nebraska economy’s response to nation economic cycles.

Nebraska’s economic trends of the 1990s appear to have slowed beyond the year 2002. As of the end of 2003, Nebraska’s labor force totaled 976,034 with an unemployment rate of 4.0%. Non-farm payroll jobs decreased by 1.05% between 2001 and 2003. Manufacturing jobs declined 7.92% over the same period. These numbers and current economic forecasts indicate that the Nebraska economy slowed in 2002 and recovery is going to be slow.

As discussed above, most municipal securities owned by the Fund are expected to be obligations of municipalities or other governmental units. Thus, the actual impact of the State’s economy and factors that affect such economy on most of the municipal securities is uncertain. For example, a factor that may materially affect the State’s economy may or may not also affect an individual municipality’s financial condition or the municipality’s ability to meet its obligations pursuant to the respective municipal securities.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and officers listed below acts in identical capacities for each of the 101 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

INDEPENDENT TRUSTEES

Thomas S. Goho, 62	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Associate Professor of Finance 1994-1999.	N/A

Peter G. Gordon, 62	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 71	Trustee, since 1987	Retired. Prior thereto, President of Richard M. Leach Associates (a financial consulting firm).	N/A

Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 64	Trustee, since 1996	Principal of the law firm of & Daniels.	N/A

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

INTERESTED[2] TRUSTEES

Robert C. Brown, 73	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A

J. Tucker Morse, 60	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

OFFICERS

Karla M. Rabusch, 45	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	N/A

Stacie D. De Angelo, 35	Treasurer, since 2003	Senior Vice President of Wells Fargo Bank, N.A., and Senior Vice President of Operations of Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC, from October 2000 to May 2001; Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.	N/A

C. David Messman, 44	Secretary, since 2000	Senior Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflects the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
[2]	Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the

1940 Act. The Nominating Committee meets only as necessary, and did not meet during the Funds’ most recently completed fiscal year. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met three times during the Funds’ most recently completed fiscal year.

Compensation. Prior to January 1, 2004, each Trustee received an annual retainer (payable quarterly) of $52,000 from the Fund Complex, and also received a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings. The Lead Trustee of the Fund Complex also received a $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2004, each Trustee receives an annual retainer (payable quarterly) of $56,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee. Effective August 15, 2004, each Trustee receives a combined fee of $1,500 for attendance at telephone Fund Complex Board meetings. The Lead Trustee of the Fund Complex also receives a $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s officers are not compensated by the Trust for their services. For the fiscal year ended June 30, 2004, the Trustees received the following compensation:

Compensation Table Year Ended June 30, 2004
Trustee	Compensation
INDEPENDENT TRUSTEES
Thomas S. Goho	$82,000
Peter G. Gordon	$92,000
Richard M. Leach	$82,000
Timothy J. Penny	$82,000
Donald C. Willeke	$82,000
INTERESTED TRUSTEES
Robert C. Brown	$78,000
J. Tucker Morse	$78,000

Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1 - $10,000; B = $10,001 - $50,000; C = $50,001 - $100,000; and D = over $100,000.

Beneficial Equity Ownership in Fund Complex

Calendar Year Ended December 31, 2003

Trustee	Dollar Range of Equity Securities of the Tax-Free Funds of the Trust							Aggregate Dollar Range of Equity Securities of Fund Complex
	California Limited Term Tax-Free Fund	California Tax-Free Fund	Colorado Tax-Free Fund	Minnesota Tax-Free Fund	National Limited Term Tax-Free Fund	National Tax-Free Fund	Nebraska Tax-Free Fund
INDEPENDENT TRUSTEES
Thomas S. Goho	0	0	0	0	0	0	0	D
Peter G. Gordon	0	0	0	0	0	0	0	B
Richard M. Leach	0	0	0	0	0	0	0	0
Timothy J. Penny	0	0	0	0	0	0	0	C
Donald C. Willeke	0	0	0	0	0	0	0	D
INTERESTED TRUSTEES
Robert C. Brown	0	0	0	0	0	0	0	D
J. Tucker Morse	0	0	0	0	0	0	0	D

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds. At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers. At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an “Adviser” and collectively, “Advisers”), a description of the quality and nature of the services provided by the Advisers.

Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates. The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

The Board then reviewed statistical information regarding the performance and expenses of the Funds and was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for each Fund, the Board reviewed the performance information for a “Peer Group,” a group of funds that was similar to the specific Fund, the relevant Lipper category of funds

(“Lipper Group”), and an applicable broad-based index. The Board also reviewed data relating to the risk of each Fund as compared to its total return. This data showed the statistical measurement of the volatility of each Fund’s total return throughout a specific time-period. The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the: (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees. During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds. The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund’s asset levels.

The Board then analyzed the Adviser’s background and services that it provides to the Funds. The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser. The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also recognized that the primary investment adviser’s oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations. The Board reviewed the Advisers compliance procedures including the Advisers’ internal compliance policies relating to the respective codes of ethics and the Advisers’ policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

In addition to the above considerations, the Board also analyzed certain factors relating specifically to the sub-adviser. For example, the Board considered the sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with the sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds). The Board analyzed the degree to which the sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research. The Board also reviewed the sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the method by which the sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions. One such factor was the sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ portfolios. The Board reviewed the sub-adviser’s method for allocating portfolio opportunities among the Funds and other advisory clients.

Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances. This determination was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and (iv) the level of profits realized by the primary investment adviser from its advisory arrangement with the Funds.

Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management”) provides investment advisory services for each of the Funds, which involves implementing the investment policies and guidelines for the Funds and supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank.

As compensation for advisory services provided to the Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund’s average daily net assets:

Fund	Fee
	Prior to 8/1/04	Effective 8/1/04
California Limited Term Tax-Free Fund	0.40%	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	0.40 0.35 0.30 0.275 0.25	% % % % %

California Tax-Free Fund	0.40%	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	0.40 0.35 0.30 0.275 0.25	% % % % %

Colorado Tax-Free Fund	0.40%	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	0.40 0.35 0.30 0.275 0.25	% % % % %

Minnesota Tax-Free Fund	0.40%	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	0.40 0.35 0.30 0.275 0.25	% % % % %

National Limited Term Tax-Free Fund	0.40%	$0-499M $500-999M $1-2.99B $3-4.99B $>4.99B	0.40 0.35 0.30 0.275 0.25	% % % % %

National Tax-Free Fund	0.40%	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	0.40 0.35 0.30 0.275 0.25	% % % % %

Nebraska Tax-Free Fund	0.50%	$0-499M $500-999M $1-2.99B $3-4.99B >$4.99B	0.40 0.35 0.30 0.275 0.25	% % % % %

Advisory Fees Paid. For the fiscal year-ends shown in the table below, the Funds paid the following advisory fees, and the investment adviser waived the indicated fees:

Fund	06/30/04		06/30/03		06/30/02
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
California Limited Term Tax-Free	$243,681	$212,303	$248,809	$183,453	$0	$238,055
California Tax-Free	$1,007,443	1,267,816	$1,555,968	$970,235	$1,641,301	$793,985
Colorado Tax-Free	$253,809	$200,000	$270,736	$224,476	$168,381	$305,782
Minnesota Tax-Free	$604,217	$278,545	$791,197	$241,346	$442,804	$310,231
National Limited Term Tax-Free	$480,462	$188,115	$343,320	$127,932	$161,923	$109,581
National Tax-Free	$1,034,497	$508,329	$1,427,934	$416,239	$1,435,927	$287,233
Nebraska Tax-Free	$262,969	$23,306	$299,771	$29,446	$282,513	$40,073

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Trustees and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser

Funds Management has engaged Wells Capital Management Incorporated (“Wells Capital Management” or “Sub-Adviser”) to serve as the investment sub-adviser to the Funds. Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, Wells Capital Management is responsible for the day-to-day investment and management of the Funds’ assets. Wells Capital Management furnishes to Funds Management periodic reports on the investment activity and performance of the Funds, as well as such additional reports and information as Funds Management or the Trust’s Board and officers may reasonably request. Funds Management may, from time to time, and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

As compensation for its sub-advisory services to each Fund, Wells Capital Management is entitled to receive a monthly fee equal to an annual rate of 0.15% of the first $400 million of the Funds’ average daily net assets, 0.125% of the next $400 million of the Funds’ average daily net assets, and 0.10% of the Fund’s average daily net assets over $800 million. These fees may be paid by Funds Management or directly by a Fund. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Administrator

Funds Management, upon its creation in early 2001 (see “Investment Adviser,” above), assumed the mutual fund administration responsibilities of Wells Fargo Bank. The Trust has retained Funds Management as administrator on behalf of the Funds pursuant to an Administration Agreement. Under this agreement, Funds Management (the “Administrator”) provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Class	Fee
	Prior to 8/1/04	Effective 8/1/04
Class A, Class B and Class C Shares	0.33%	$0-4.99B $5-9.99B >$9.99B	0.33 0.32 0.31	% % %

Institutional Class Shares	0.25%	$0-4.99B $5-9.99B >$9.99B	0.25 0.24 0.23	% % %

Administration Fees Paid. For the fiscal year-ends shown in the table below, the Funds paid the following administration fees:

Fund	6/30/04	6/30/03	6/30/02
California Limited Term Tax-Free	$359,613	$247,066	$48,214
California Tax-Free	$1,848,173	$1,558,123	$925,311
Colorado Tax-Free	$337,430	$268,487	$178,126
Minnesota Tax-Free	$597,927	$528,973	$284,495
National Limited Term Tax-Free	$418,247	$238,999	$103,218
National Tax-Free	$1,095,508	$981,155	$648,881
Nebraska Tax-Free	$143,157	$126,722	$97,408

Distributor

Stephens Inc. (“Stephens,” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, serves as distributor for the Funds. The Funds have adopted a distribution plan (the “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds, as listed below, on a monthly basis pay Stephens an annual fee of 0.75% of the average daily net assets attributable to each such class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

Fund/Class	Fee
California Limited Term Tax-Free
Class C	0.75%
California Tax-Free
Class B	0.75%
Class C	0.75%
Colorado Tax-Free
Class B	0.75%
Minnesota Tax-Free
Class B	0.75%
National Limited Term Tax-Free
Class B	0.75%
Class C	0.75%
National Tax-Free
Class B	0.75%
Class C	0.75%

The actual fee payable to the Distributor by the above-indicated Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Pursuant to the Plan, the Funds listed below paid the following distribution-related fees to Stephens for the fiscal year ended June 30, 2004:

Fund/Class	Total	Printing, Mailing and Prospectus	Advertising	Comp. to Underwriters	Comp. to Br./Dlrs.	Other[1]
California Limited Term Tax-Free
Class C	$94,266	$0	$0	$66,166	$28,100	$0
California Tax-Free
Class B	$858,658	$0	$0	$0	$0	$858,658
Class C	$298,098	$0	$0	$77,452	220,646	$0
Colorado Tax-Free
Class B	$94,300	$0	$0	$0	$0	$94,300
Minnesota Tax-Free
Class B	$141,361	$0	$0	$0	$0	$141,361
National Limited Term Tax-Free
Class B	$458	$0	$0	$0	$0	$458
Class C	$1,270	$0	$0	$757	$513	$0
National Tax-Free
Class B	$304,474	$0	$0	$0	$0	$304,474
Class C	$96,541	$0	$0	$29,261	$67,280	$0

[1]	Stephens has entered into an arrangement whereby sales commissions paid to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments.

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days’ written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the respective Funds’ shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Trustees have concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent

The Funds offering Class A, Class B or Class C shares have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing investor services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of 0.25% of the average daily net assets of the Class A, Class B and Class C shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees of the Trust, and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as the custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For its services as fund accountant, PFPC will be entitled to receive the annual asset-based Fund Complex fee, as listed in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset-Based Fees
$0-85 billion	0.0057%
>$85 billion	0.0025%

Each Fund’s share of the annual asset-based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). PFPC also will be entitled to receive an annual fee of $20,000 from each Fund. Finally, PFPC will be entitled to receive certain out-of-pocket costs.

Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. For the Funds’ past three fiscal years, the aggregate dollar amount of underwriting commissions paid to and retained by Stephens were as follows:

06/30/04		06/30/03		06/30/02
Paid	Retained	Paid	Retained	Paid	Retained
$853,262	$136,728	$941,637	$118,151	$1,310,977	$149,788

Code of Ethics

The Fund Complex, the Adviser and the Sub-Adviser each have adopted a code of ethics, which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or adviser; (ii) any employee of a fund or adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser and the Sub-Adviser are on public file with, and available from, the SEC.

PERFORMANCE CALCULATIONS

The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund’s expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of distributions but generally do not reflect deductions for administrative and management costs.

Performance information for a Fund or class of shares in a Fund may be useful in reviewing the performance of such Fund or class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

Average Annual Total Return

The Funds may advertise certain total return information. As and to the extent required by the SEC, an average annual compound rate of return (“T”) is computed by using the redeemable value at the end of a specified period (“ERV”) of a hypothetical initial investment (“P”) over a period of years (“n”) according to the following formula: P(1+T)n=ERV. Average annual total return information for the Funds’ fiscal year ended June 30, 2004, is incorporated by reference to the Funds’ Annual Report.

Average Annual Total Return (After Taxes on Distributions). As and to the extent required by the SEC, a Fund’s average annual total returns (after taxes on distributions) (“T”) is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions but without redemption of Fund shares (“ATVD”) of a hypothetical initial investment (“P”) over a period of years (“n”) according to the following formula: P(1+T)n=ATVD.

Average Annual Total Return (After Taxes on Distributions and Redemption). As and to the extent required by the SEC, a Fund’s average annual total returns (after taxes on distributions and redemption) (“T”) is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares (“ATVDR”), of a hypothetical initial investment (“P”) over a period of years (“n”) according to the following formula: P(1+T)n=ATVDR.

All of the above average annual total return information, along with the before-tax average annual total returns for an appropriate broad-based index for the calendar year ended December 31, 2002, is presented in the Prospectuses.

Yield Calculations

The Funds may, from time to time, include their yields and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period (“net investment income”) and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

YIELD = 2[(a - b + 1)6 - 1]

      cd

where: a = investment income earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares of each class outstanding during the period that were entitled to receive distributions; and d = the maximum offering price per share each class of shares on the last day of the period.

Effective Yield

Effective yields for the Funds are based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro rata share of each Fund’s expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Funds assumes that all distributions received during the period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Thirty-Day Yield = [ (Base Period Return + 1)365/30 ] – 1

Effective yield and tax-equivalent yield information is incorporated by reference to the Funds’ Annual Report.

The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund or to a particular class of a Fund.

In addition, investors should recognize that changes in the NAVs of shares of each class of a Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class’ yield in ascertaining such class’ total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

From time to time and only to the extent the comparison is appropriate for a Fund or a class of shares, the Trust may quote the performance or price-earnings ratio of a Fund or a class of the Fund in advertising and other types of literature as compared to the performance of managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities, or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria.

Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with that of competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker-dealer. General mutual fund statistics provided by the Investment Company Institute also may be used.

The Trust also may use the following information in advertisements and other types of literature, only to the extent that the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and distributions and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies, including information regarding federal and state tax levels and the related “Tax Freedom Day.”

The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund’s shares since the rating would not comment on the market price of a Fund’s shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare each class’s past performance with other rated investments.

From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: “Wells Fargo Bank, as Shareholder Servicing Agent for the Trust, provides various services to its customers that are also shareholders of the Funds. These services may include access to Trust account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements.”

The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust’s investment adviser and the total amount of assets and mutual fund assets managed by Funds Management. As of June 30, 2004, Funds Management managed over $75 billion in mutual fund assets.

The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, “Electronic Channels”). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an online application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an “Information Site”) and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

DETERMINATION OF NET ASSET VALUE

NAV per share for each class of the Funds is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at The Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value such that a market quotation is not “readily available.” The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Future contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time generally are processed at such time on that Business Day. Purchase orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier then their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

The dealer reallowance for Class A share purchases for all Funds except the California Limited Term Tax-Free Fund and National Limited Term Tax-Free Fund is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see below). The CDSC you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV on the date of original purchase or the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

The dealer reallowance for Class A share purchases of the California Limited Term Tax-Free Fund and National Limited Term Tax-Free Fund are as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 to $99,999	2.50%	2.56%	2.00%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 and over[1]	0.00%	0.00%	0.50%

[1]	We will assess Class A share purchases of $1,000,000 or more a 0.50% contingent deferred sales charge (“CDSC”) if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see below). The CDSC you pay on Class A shares purchased prior to February 1, 2004, is applied to the lower of the NAV on the date of original purchase or the date of redemption. For shares purchased on or after February 1, 2004, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Purchases and Redemptions for Existing Wells Fargo Funds Account Holders via the Internet. All existing shareholders who purchased their shares directly from Wells Fargo Funds may purchase additional shares of the class of Funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Internet account access is available for institutional clients; shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargofunds.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No CDSC is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

Reduced Sales Charges for Former Cooke & Bieler (“C&B”) Shareholders. Former C&B shareholders who purchased their shares directly from the C&B Portfolios, and became Wells Fargo Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Fund and any unnamed shares of the WealthBuilder Portfolios at NAV.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Funds’ Sub-Adviser is responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund’s portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

In placing orders for portfolio securities of a Fund, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Fund’s shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

Brokerage Commissions and Securities of Regular Broker-Dealers. For the last three fiscal years, only the California Limited Term Tax-Free Fund and the California Tax-Free Fund paid broker commissions on brokerage transactions. No commissions were paid to affiliated brokers, and no commissions were directed to a specific broker for research-related services. The commissions paid by the Fund are shown below:

Fund	Brokerage Commissions Paid
	6/30/04	6/30/03	6/30/02
California Limited Term Tax-Free	$1,180	$0	$0
California Tax-Free	$1,750	$570	$2,250

As of June 30, 2004, none of the Funds held securities of their regular broker-dealers.

FUND EXPENSES

From time to time, Funds Management may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its Custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Trustees deems equitable.

TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes and, as applicable, certain California, Colorado, Minnesota and Nebraska taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters other than those noted above.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-

advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts), and, beginning the taxable years after the date of the enactment of the American Jobs Creation Act of 2004, net income derived from, and gains from the sale or other disposition of, an interest in a qualified publicly traded partnership. Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses, or, beginning the taxable years after the date of the enactment of the American Jobs Creation Act of 2004, in one or more qualified publicly traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of June 30, 2004, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated: California Limited Term Tax-Free Fund, $34,498 (expires 2012); Colorado Tax-Free Fund, $224,971 (expires 2008), $410,897 (expires 2009) and $232,615 (expires 2012); National Limited Term Tax-Free Fund, $573,192 (expires 2009); and National Tax-Free Fund, $10,177,442 (expires 2008), $102,780 (expires 2008), $157,637 (expires 2009) and $267,373 (expires 2012).

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

Equalization Accounting. Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its distributable income a portion of the OID, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. Except for exempt-interest distributions paid out by the Funds, defined below, all distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Foreign Shareholders. Under recently enacted tax legislation, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain obligations paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Each Fund will designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. Exempt-interest distributions from a Fund, described below, generally are exempt from federal income tax withholding. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain dividends” (defined below) are not subject to federal income tax withholding, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business. Such gains or distributions generally will be subject to U.S. income tax at the rates applicable to U.S. holders and reporting and/or federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain dividends” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the United States and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Tax-Exempt Investors and Tax-Deferred Plans. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of distributions from the Fund, as discussed further below. Such distributions may ultimately be taxable to the beneficiaries when distributed to them.

Additional Considerations for the Funds. If at least 50% of the value of a regulated investment company’s total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay “exempt-interest distributions.” The Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

Distributions of capital gains or income not attributable to interest on a Fund’s tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

Not later than 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the distributions for the taxable year that constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.

In addition, certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating federal alternative minimum tax (“AMT”). Tax preference items include tax-exempt interest on “private activity bonds.” To the extent that a Fund invests in private activity bonds, its shareholders will be required to report that portion of a Fund’s distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Fund’s expenses in computing their federal AMT. In addition, exempt-interest distributions paid by a Fund to a corporate shareholder is included in the shareholder’s “adjusted current earnings” as part of its federal AMT calculation, and may also affect its federal “environmental tax” liability. As of the date of this SAI, individuals are subject to federal AMT at a maximum rate of 28% and corporations are subject to federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the federal AMT should consult own their tax advisors.

Additional Considerations for the California Limited Term Tax-Free Fund and California Tax-Free Fund. If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California (“California Exempt Securities”), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (“California exempt-interest distributions”). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. government and U.S. possession obligations. The California Funds intend to qualify under the above requirements so that they can pay California exempt-interest distributions.

Within sixty days after the close of its taxable year, each California Fund will notify its shareholders of the portion of the distributions made the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by a California Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state individual income tax law.

In cases where a shareholder of a California Fund is a “substantial user” or “related person” with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisors to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California state individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to “substantial users” are applicable for California state income tax purposes. Interest on indebtedness incurred by a shareholder in a taxable year to purchase or carry shares of a California Fund is not deductible for California state individual income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for taxable year.

The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors that may be subject to either California state franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Funds’ distributions and as to their own California state tax situation, in general.

Additional Considerations for the Colorado Tax-Free Fund. Individuals, trusts, estates and corporations subject to the Colorado income tax will not be subject to such tax on distributions paid by the Colorado Tax-Free Fund, to the extent that such distributions qualify as exempt-interest distributions and are attributable to (i) interest earned on any obligation of Colorado or its political subdivisions issued on or after May 1, 1980, which interest is exempt from federal income taxation under Section 103(a) of the Code, (ii) interest earned on any obligation of Colorado or its political subdivisions issued before May 1, 1980 to the extent that such interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations, or (iii) interest on obligations of the United States or its possessions included in federal adjusted gross income. All other distributions, including distributions attributable to capital gains, generally will be subject to the Colorado individual and corporate income taxes.

Shareholders of the Colorado Tax-Free Fund should consult their own tax advisors about other state and local tax consequences of their investment in the Colorado Tax-Free Fund.

Additional Considerations for the Minnesota Tax-Free Fund. Shareholders of the Fund who are individuals, estates, or trusts and who are subject to the regular Minnesota individual income tax will not be subject to such regular Minnesota tax on Fund distributions to the extent that such distributions qualify as exempt-interest distributions under Section 852(b)(5) of the Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities (“Minnesota Sources”). The foregoing will apply, however, only if the portion of the exempt-interest distributions from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest distributions that are paid by the Fund. If the 95% test is not met, all exempt-interest distributions that are paid by the Fund generally will be subject to the regular Minnesota individual income tax. Even if the 95% test is met, to the extent that exempt-interest distributions that are paid by the Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such distributions generally will be subject to the regular Minnesota individual income tax. Other distributions of the Fund, including distributions from net short-term and long-term capital gains, generally are not exempt from the regular Minnesota individual income tax.

State legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest distributions that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest distributions unlawfully discriminates against interstate commerce because interest income on obligations, is so included. This provision applies to taxable years that begun during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund distributions, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates, or trusts.

Fund distributions, including exempt-interest distributions, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Fund distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers’ federal alternative minimum taxable income, which includes federal tax preference items. The Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest distribution of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest distributions that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition the entire portion of exempt-interest distributions that is received by such shareholders and that is derived from sources other than the Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest distributions that are paid by the Fund, including all of those that are derived from the Minnesota Sources described above, generally will be subject to the Minnesota alternative minimum tax, in the case of shareholders of the Fund who are individuals, estates or trusts.

Additional Considerations for the Nebraska Tax-Free Fund. Individuals, trusts, estates and corporations subject to the Nebraska income tax will not be subject to such tax on distributions paid by the Nebraska Tax-Free Fund so long as the Fund continues to be a regulated investment company and to the extent that such distributions qualify as exempt-interest distributions and are attributable to (i) interest earned on Nebraska municipal securities to the extent that such interest is specifically exempt from the Nebraska income tax and the Nebraska alternative minimum tax; or (ii) interest on obligations of the United States or its territories and possessions to the extent included in federal adjusted gross income but exempt from state income taxes under the laws of the United States. Capital gain distributions generally will receive the same characterization for Nebraska income tax purposes. Additionally, if a shareholder is subject to the Nebraska financial institutions’ franchise tax, fund distributions may effect the determination of such shareholder’s franchise tax.

All shareholders of the Nebraska Tax-Free Fund should consultant their own tax advisors about other state and local tax consequences of their investment in the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. Furthermore, Funds Management may solicit the input of underlying portfolio managers advising the Funds on particular issues.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds’ Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, name changes in company name, and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•	Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds’ Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the standing Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available annually, beginning no later than August 31, 2004, through the Funds’ website at wellsfargofunds.com and on the Commission’s website at http://www.sec.gov.

CAPITAL STOCK

The Funds are seven of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of the Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by Series, except where voting by a Series is required by law or where the matter involved only affects one Series. For example, a change in a Fund’s fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

As used in the Prospectuses and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below, as of October 4, 2004, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

5% OWNERSHIP AS OF OCTOBER 4, 2004:

Fund	Name and Address	Type of Ownership	Percentage of Class
CALIFORNIA LIMITED TERM TAX-FREE

Class A	PFPC Brokerage Services f/b/o Wells Fargo Attn: Mitch Bloomfield 420 Montgomery St., 5th Fl. MAC A0101-057 San Francisco, CA 94104-1207	Record	5.89%

	Wells Fargo Brokerage Services, LLC f/b/o 220578551 Northstar Building East – 9th Floor 608 Second Avenue, South Minneapolis, MN 55402-1916		5.12%
Class C	N/A	N/A	N/A
Institutional Class	Wells Fargo Bank, NA f/b/o WF CA Ltd Term Tx Fr Omnibus Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record	56.77%

	Wells Fargo Bank, NA f/b/o WF CA Ltd Term Tx Fr Omnibus Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record	29.45%

	MLPF&S For The Sole Benefit Of its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	Record	6.51%

	Wells Fargo Bank, NA f/b/o WF CA Ltd Term Tx Fr Omnibus Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record	5.20%

CALIFORNIA TAX-FREE

Class A	N/A	N/A	N/A

Class B	N/A	N/A	N/A

Class C	MLPF&S For The Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	Record	5.45%

Institutional Class	Wells Fargo Bank, NA Wells Fargo CA Tax-Free Bd Fd Cl I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record	51.13	%d

	Wells Fargo Bank, NA Wells Fargo CA Tax-Free Bd Fd Cl I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record	29.42%

	Wells Fargo Bank, NA Wells Fargo CA Tax-Free Bd Fd Cl I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record	6.51%

COLORADO TAX-FREE

Class A	WELLS FARGO INVESTMENTS LLC A/C 8110-4011 420 Montgomery Street San Francisco, CA 94104-1207	Record	15.92%

	Charles Schwab & Co., Inc. Special Custody Account Exclusively f/b/o the Customers 101 Montgomery Street San Francisco, CA 94104-4122	Record	5.26%

Class B	American Enterprise Investment Services f/b/o 890000611 P. O. Box 9446 Minneapolis, MN 55440-9446	Record	5.14%

Institutional Class	Wells Fargo Bank, NA f/b/o Colorado Tax-Free Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record	79.84%

	STROBRO P.O. Box 1930 Honolulu, HI 96805-1930	Record	10.33%

MINNESOTA TAX-FREE

Class A	Charles Schwab & Co., Inc. Special Custody Account Exclusively f/b/o the Customers 101 Montgomery Street San Francisco, CA 94104-4122	Record	7.69%

Class B	American Enterprise Investment Services f/b/o 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	Record	5.46%

Institutional Class	Wells Fargo Bank, NA f/b/o Minnesota Tax-Free Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record	44.77%

	Wells Fargo Bank, NA f/b/o Minnesota Tax-Free Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record	42.08%

	Wells Fargo Bank, NA f/b/o Minnesota Tax-Free Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record	10.05%

NATIONAL LIMITED TERM TAX-FREE

Class A	Charles Schwab & Co., Inc. Special Custody Account Exclusively f/b/o the Customers 101 Montgomery Street San Francisco, CA 94104-4122	Record	20.10%

	Wells Fargo Investments LLC A/C 4504-8863 608 Second Avenue South, 8th Floor Minneapolis, MN 55402-1916	Record	14.83%

	Wells Fargo Investments LLC A/C 5089-9835 608 Second Avenue South, 8th Floor Minneapolis, MN 55402-1916	Record	14.61%

	Wells Fargo Investments LLC A/C 8625-4973 608 Second Avenue South, 8th Floor Minneapolis, MN 55402-1916	Record	12.81%

	Wells Fargo Investments LLC A/C 8663-5990 608 Second Avenue South, 8th Floor Minneapolis, MN 55402-1916	Record	10.60%

	Wells Fargo Investments LLC A/C 8701-7131 608 Second Avenue South, 8th Floor Minneapolis, MN 55402-1916	Record	5.34%

Class B	Wells Fargo Investments LLC A/C 3550-8613 608 Second Avenue South, 8th Floor Minneapolis, MN 55402-1916	Record	26.41%

	Wells Fargo Investments LLC A/C 6443-6893 608 Second Avenue South, 8th Floor Minneapolis, MN 55402-1916	Record	19.50%

	Wells Fargo Investments LLC A/C 4367-8578 608 Second Avenue South, 8th Floor Minneapolis, MN 55402-1916	Record	18.69%

	Wells Fargo Investments LLC A/C 6079-8234 608 Second Avenue South, 8th Floor Minneapolis, MN 55402-1916	Record	14.94%

	Wells Fargo Investments LLC A/C 1307-8083 608 Second Avenue South, 8th Floor Minneapolis, MN 55402-1916	Record	9.00%

Class C	Wells Fargo Investments LLC A/C 7183-1463 608 Second Avenue South, 8th Floor Minneapolis, MN 55402-1916	Record	47.19%

	Wells Fargo Investments LLC A/C 8101-1547 608 Second Avenue South, 8th Floor Minneapolis, MN 55402-1916	Record	28.03%

	American Enterprise Investment Services f/b/o 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	Record	8.22%

	Wells Fargo Investments LLC A/C 1864-7720 608 Second Avenue South, 8th Floor Minneapolis, MN 55402-1916	Record	6.97%

	Wells Fargo Investments LLC A/C 3608-3960 608 Second Avenue South, 8th Floor Minneapolis, MN 55402-1916	Record	6.77%

Institutional Class	Wells Fargo Bank, NA f/b/o Limited Term Tax-Free Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record	67.29%

	Wells Fargo Bank, NA f/b/o Limited Term Tax-Free Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record	17.21%

	Wells Fargo Bank, NA f/b/o Limited Term Tax-Free Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record	11.65%

NATIONAL TAX-FREE

Class A	N/A	N/A	N/A

Class B	N/A	N/A	N/A

Class C	Wells Fargo Investments LLC A/C 7085-7579 608 Second Avenue South, 8th Floor Minneapolis, MN 55402-1916	Record	7.71%

	American Enterprise Investment Services f/b/o 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	Record	6.17%

Institutional Class	Wells Fargo Bank, NA f/b/o Tax-Free Income Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record	74.38%

	Wells Fargo Bank, NA f/b/o Tax-Free Income Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record	15.52%

	Wells Fargo Bank, NA f/b/o Tax-Free Income Fund - I Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record	7.96%

NEBRASKA TAX-FREE

Institutional Class	Wells Fargo Bank, NA f/b/o Nebraska Tax-Free Cl I – Cash/Cash Attn: Mutual Fund Ops P.O. Box 1533 Minneapolis, MN 55480-1533	Record	92.63%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectuses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The portfolios of investments and audited financial statements for the Funds for the year ended June 30, 2004, are hereby incorporated by reference to the Funds’ Annual Report.

APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment-grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

WELLS FARGO FUNDS TRUST

File Nos. 333-74295; 811-09253

PART C

OTHER INFORMATION

Item 23. Exhibits.

Exhibit Number	Description
(a)	-	Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 54, filed December 27, 2002.

(b)	-	Not Applicable.

(c)	-	Not Applicable.

(d)(1)(i)	-	Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Schedule A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(ii)	-	Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(2)(i)	-	Investment Sub-Advisory Agreement with Barclays Global Fund Advisors, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix I, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002.

(ii)	-	Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 29, filed November 1, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(iii)	-	Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(iv)	-	Investment Sub-Advisory Agreement with Schroder Investment Management North America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(v)	-	Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(vi)	-	Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Appendix A, Schedule A, and Appendix A to Schedule A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(vii)	-	Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(viii)	-	Not Applicable.

(ix)	-	Investment Sub-Advisory Agreement with Cadence Capital Management, incorporated by reference to Post-Effective Amendment No. 26, filed September 12, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(x)	-	Investment Sub-Advisory Agreement with Sutter Advisors LLC, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(xi)	-	Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(xii)	-	Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(xiii)	-	Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004.

(e)	-	Amended and Restated Distribution Agreement along with Form of Selling Agreement, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002; Appendix A, filed herewith.

(f)	-	Not Applicable.

(g)(1)	-	Not Applicable.

(2)	-	Custody Agreement with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(i)	-	Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 75, filed August 1, 2004.

(3)	-	Securities Lending Agreement by and among Wells Fargo Funds Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Exhibit A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(4)	-	Not Applicable.

(h)(1)	-	Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(2)	-	Accounting Services Agreement with PFPC Inc., incorporated by reference to Post-Effective Amendment No. 54, filed December 27, 2002; Exhibit A, incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004.

(3)	-	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Amendment to Transfer Agreement, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Schedule A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(4)	-	Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004.

(5)	-	Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.

(i)	-	Legal Opinion, filed herewith.

(j)(A)	-	Consent of Independent Registered Public Accounting Firm, filed herewith.

(j)(1)	-	Power of Attorney, Robert C. Brown, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(2)	-	Not Applicable.

(3)	-	Not Applicable.

(4)	-	Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(5)	-	Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(6)	-	Not Applicable.

(7)	-	Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(8)	-	Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(9)	-	Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(10)	-	Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(11)	-	Not Applicable.

(12)	-	Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(13)	-	Not Applicable.

(14)	-	Power of Attorney, Stacie D. DeAngelo, incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.

(k)	-	Not Applicable.

(l)	-	Not Applicable.

(m)	-	Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 23, filed July 1, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 76, filed September 30, 2004 (see Exhibit (e) above for related Distribution Agreement).

(n)	-	Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004.

(o)	-	Not Applicable.

(p)(1)	-	Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, filed herewith.

(2)	-	Wells Fargo Funds Management, LLC Code of Ethics, filed herewith.

(3)	-	Barclays Global Investors, N.A. Code of Ethics, filed herewith.

(4)	-	RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

(5)	-	Appendix A to the Galliard Capital Management, Inc. Code of Ethics, filed herewith.

(6)	-	Peregrine Capital Management, Inc. Code of Ethics, filed herewith.

(7)	-	Schroder Investment Management North America Inc. Code of Ethics, filed herewith.

(8)	-	Smith Asset Management Group, L.P. Code of Ethics, filed herewith.

(9)	-	Wells Capital Management Incorporated Code of Ethics, filed herewith.

(10)	-	Cadence Capital Management Code of Ethics, filed herewith.

(11)	-	Not Applicable.

(12)	-	Sutter Advisors LLC Code of Ethics, incorporated by reference to Post-Effective Amendment No. 54, filed December 27, 2002.

(13)	-	Systematic Financial Management, L.P. Code of Ethics, filed herewith.

(14)	-	LSV Asset Management Code of Ethics and Personal Trading Policy, filed herewith.

(15)	-	Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004.

Item 24. Persons Controlled by or Under Common Control with the Fund.

Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.

Article V of the Registrant’s Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant’s Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section 3.9 of the Registrant’s Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26. Business and Other Connections of Investment Adviser.

(a) Effective March 1, 2001, Wells Fargo Funds Management, LLC (“Funds Management”) assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. (“Wells Fargo Bank”). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

(b) Barclays Global Fund Advisors (“BGFA”), a wholly owned subsidiary of Barclays Global Investors, N.A. (“BGI”), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the “Trust”) and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of BGFA in Parts A and B of the Registration Statement are incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(c) Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(d) Peregrine Capital Management, Inc. (“Peregrine”), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(e) Schroder Investment Management North America Inc. (“Schroder”), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited (“Schroder Ltd.”) is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(f) Galliard Capital Management, Inc. (“Galliard”), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(g) Smith Asset Management Group, L.P. (“Smith”), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) (“RCM”), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(i) Cadence Capital Management (“Cadence”) serves as sub-adviser for the Large Cap Appreciation Portfolio of Wells Fargo Master Trust (“Master Trust”) in which several Funds of the Trust invest. The descriptions of Cadence in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(j) Sutter Advisors LLC (“Sutter”) serves as the sub-adviser to the High Yield Bond Fund of the Trust. The descriptions of Sutter in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Sutter is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(k) Systematic Financial Management, L.P. (“Systematic”) serves as sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(l) LSV Asset Management (“LSV”) serves as sub-adviser to Overseas Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(m) Cooke & Bieler, L.P. (“Cooke & Bieler”) serves as the sub-adviser to the Wells Fargo C&B Large Cap Value Fund, Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27. Principal Underwriters.

(a) Stephens Inc. (“Stephens”), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies. Stephens Capital Management, an operating division of Stephens, acts as an investment adviser for certain funds of The Diversified Investors Fund Group, also an open-end management investment company.

(b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (File No. 501-15510).

(c) Not Applicable.

Item 28. Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, California 94105.

(b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, California 94105.

(c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

(d) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as sub-adviser (and through April 12, 2002, as custodian for the Asset Allocation and Index Allocation Funds) at 45 Fremont Street, San Francisco, California 94105.

(e) Stephens Inc. maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

(f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

(g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

(h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402.

(i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55402.

(j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 200 Crescent Court, Suite 850, Dallas, Texas 75201.

(k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

(l) Dresdner RCM Global Investors, LLC maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

(m) Cadence Capital Management maintains all Records relating to its services as investment sub-adviser at 265 Franklin Street, Boston, Massachusetts 02110.

(n) Sutter Advisors LLC maintains all Records relating to its services as investment sub-adviser at 550 California Street, San Francisco, California 94104.

(o) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666.

(p) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

(q) Cooke & Bieler, L.P. will maintain all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, Pennsylvania 19103.

Item 29. Management Services.

Other than as set forth under the captions “Organization and Management of the Funds” in the Prospectuses constituting Part A of this Registration Statement and “Management” in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of November, 2004.

WELLS FARGO FUNDS TRUST

By:	/s/ Carol Lorts
Carol Lorts
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 77 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
* Robert C. Brown	Trustee

* Thomas S. Goho	Trustee

* Peter G. Gordon	Trustee

* Richard M. Leach	Trustee

* J. Tucker Morse	Trustee

* Timothy J. Penny	Trustee

* Donald C. Willeke	Trustee

*	President
Karla M. Rabusch	(Principal Executive Officer)

*	Treasurer
Stacie D. DeAngelo	(Principal Financial Officer)
11/01/2004

By:	/s/ Carol Lorts
Carol Lorts
November 1, 2004

WELLS FARGO FUNDS TRUST

FILE NOS. 333-74295; 811-09253

EXHIBIT INDEX

Exhibit Number	Description
EX-99.B(e)	Appendix A to the Amended and Restated Distribution Agreement along with Form of Selling Agreement

EX-99.B(i)	Legal Opinion

EX-99.B(j)(A)	Consent of Independent Public Registered Accounting Firm

EX-99.B(p)(1)	Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust

EX-99.B(p)(2)	Wells Fargo Funds Management, LLC Code of Ethics

EX-99.B(p)(3)	Barclays Global Investors, N.A. Code of Ethics

EX-99.B(p)(5)	Appendix A to the Galliard Capital Management, Inc. Code of Ethics

EX-99.B(p)(6)	Peregrine Capital Management, Inc. Code of Ethics

EX-99.B(p)(8)	Smith Asset Management Group, L.P. Code of Ethics

EX-99.B(p)(9)	Wells Capital Management Incorporated Code of Ethics

EX-99.B(p)(10)	Cadence Capital Management Code of Ethics

EX-99.B(p)(13)	Systematic Financial Management, L.P. Code of Ethics

EX-99.B(p)(14)	LSV Asset Management Code of Ethics